APPENDIX A
                                                          TO
                                                  DISCLOSURE STATEMENT
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
- - - - - - - - - - - - - - - - - - - X
IN RE                               :

                                    :
LIBERTE INVESTORS,                       IN PROCEEDINGS FOR
  f/k/a LOMAS & NETTLETON MORTGAGE  :    A REORGANIZATION
  INVESTORS,                             UNDER CHAPTER 11
                                    :
                            DEBTOR.      CASE NO. 93 B 45262 (BRL)
                                    :
EMPLOYER'S TAX IDENTIFICATION
NO. 75-1328153                      :
- - - - - - - - - - - - - - - - - - - X




                                   FIRST AMENDED
                              PLAN OF REORGANIZATION





                                  DAVIS POLK & WARDWELL
                                  450 LEXINGTON AVENUE
                                  NEW YORK, NEW YORK 10017


DECEMBER 14, 1993                            COUNSEL FOR THE DEBTOR




                               TABLE OF CONTENTS(1)

                                                            Page
                                                            ____
                                     ARTICLE I

                                    DEFINITIONS

Section 1.01.  Defined Terms..............................     A-1
        1.02.  Other Terms.................................    A-10
        1.03.  Exhibits...................................     A-10

                                    ARTICLE II

                           CLASSIFICATION AND TREATMENT
                          OF CLAIMS AND EQUITY INTERESTS

Section 2.01.  Administrative Expenses....................     A-10
        2.02.  Priority Tax Claims........................     A-11
        2.03.  Classification of Other Claims and
                 Equity Interests.........................     A-11
        2.04.  Treatment of Other Claims and
                 Equity Interests.........................     A-12


                                    ARTICLE III

                      NONCONSENSUAL CONFIRMATION OF THE PLAN

Section 3.01.   Nonconsensual Confirmation of
                 the Plan.................................     A-14


                                    ARTICLE IV

           INCORPORATION OF NEW ENTITIES; CERTIFICATES OF INCORPORATION;
                 AMENDMENT OF DECLARATION OF TRUST; CASH RESERVES;
                   TRANSFERS OF ASSETS; NEW INVESTMENT IN DEBTOR

Section 4.01.  Incorporation of New Entities; Certificates
                of Incorporation; Amendment of Declaration
                of Trust ..................................    A-14
        4.02.  Cash Reserves...............................    A-14
        4.03.  Transfers of Assets; Distribution of
                 Liquidating Corp. Preferred Stock.........    A-15
        4.04.  New Investment in Debtor....................    A-16
        4.05.  Execution of New Senior Bank Agreements.....    A-16
        4.06.  Asset Exchange..............................    A-16
        4.07.  Consulting Agreement........................    A-16
        4.08.  Indemnification Agreement...................    A-16
        4.09.  Liquidating Corp. Management
                 Agreement.................................    A-16
        4.10.  Newco Management Agreement..................    A-16


                                     ARTICLE V

                           IMPLEMENTATION OF THE PLAN


Section 5.01.  Revesting of Assets........................      A-16
        5.02.  Distributions Pursuant to the Plan.........      A-17
        5.03.  Cancellation of Subordinated Notes
                 and Promissory Notes; Termination
                 of Subordinated Note Indenture...........      A-17
        5.04.  Effectuation of Subordination..............      A-17
        5.05.  Surrender of Subordinated Notes............      A-17
        5.06.  Method of Distribution
                 Under the Plan...........................      A-18
        5.07.  Listing and Trading of Common Stock........      A-19
        5.08.  Management of the Reorganized Debtor,
                 Liquidating Corp. and Newco..............      A-19
        5.09.  Corporate Action...........................      A-19
        5.10.  Disputed Claims and Interests..............      A-20


                                    ARTICLE VI

                                EXECUTORY CONTRACTS

Section 6.01.  Executory Contracts........................      A-20
        6.02.  Indemnification Obligations................      A-21


                                    ARTICLE VII

                             EFFECTIVENESS OF THE PLAN

Section 7.01.  Conditions Precedent.......................      A-21
        7.02.  Waiver of Conditions.......................      A-22


                                   ARTICLE VIII

                              EFFECTS OF CONFIRMATION

Section 8.01.  Discharge of Debtor........................      A-23
        8.02.  Exculpation................................      A-23
        8.03.  Releases...................................      A-23
        8.04.  Binding Effect.............................      A-24


                                    ARTICLE IX

                             MISCELLANEOUS PROVISIONS

Section 9.01.  Court to Retain Jurisdiction
                 for Certain Purposes.....................      A-24
        9.02.  Payment of Statutory Fees..................      A-25
        9.03.  Rights of Action...........................      A-25
        9.04.  Headings...................................      A-25
        9.05.  Revocation or Withdrawal...................      A-25
        9.06.  Notices....................................      A-26
        9.07.  Withholding and Reporting Requirements.....      A-26
        9.08.  Governing Law..............................      A-26
        9.09.  Filing of Additional Documents.............      A-26
        9.10.  Dissolution of Official Committees.........      A-26
        9.11.  Modification of the Plan...................      A-26
        9.12.  Severability...............................      A-27

Exhibits
________

   A     Designated Recipients of Assets
   A-1   Assets To be Transferred to Lomas In Asset Exchange
   A-2   Assets To Be Transferred to Newco in Asset Exchange
   A-3   Summary of Terms of Asset Exchange
   B     Indemnification Agreement
   C     Certain Liquidating Corp. Assets
   D-1   Restricted Cash Liabilities
   D-2   Restricted Cash Accounts
   E     Liquidating Corp. Bylaws*
   F     Liquidating Corp. Certificate of Incorporation*
   G     [Intentionally omitted.]
   H     Liquidating Corp. Note
   I     New Senior Bank Agreement Terms*
   J     Newco Bylaws*
   K     Newco Certificate of Incorporation*
   L     Certain Original Newco Assets
   M     Libert Investors Assets
   N     Libert Investors Liabilities
   O     Liquidating Corp. Guarantees
   P     Newco Guarantees
   Q     Declaration of Trust Amendment

   Schedules
   ________

   1.01A  Operating Budget
   1.01B  Restructuring Budget
   6.01A  Liberte Investors Executory Contracts
   6.01B  Liquidating Corp. Executory Contracts
   6.01C  Newco Executory Contracts



                                   FIRST AMENDED
                              PLAN OF REORGANIZATION



       PLAN OF REORGANIZATION under chapter 11 of Title 11 of the United States Code of LIBERTE INVESTORS, formerly known as Lomas & Nettleton Mortgage Investors, as debtor and debtor in possession.


                                     ARTICLE I

                                    DEFINITIONS


       1.01.  DEFINED TERMS.

       As used herein, the following terms have the respective meanings specified below unless the context otherwise requires (such meanings to be equally applicable to both the singular and plural, and masculine and feminine, forms of the terms defined).

       "Administrative Expense" means (i) any cost or expense of administration of the Chapter 11 Case Allowed under Sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, any actual and necessary expenses of preserving the estate of the Debtor, any actual and necessary expenses of operating the business of the Debtor (including without limitation all amounts due and owing under all executory contracts of the Debtor not rejected during the Chapter 11 Case), all obligations of the Debtor under the Asset Exchange Agreement and all compensation or reimbursement of expenses to the extent Allowed by the Bankruptcy Court under Section 330 or 503 of the Bankruptcy Code, (ii) all fees payable pursuant to Section 1930 of the Bankruptcy Code and (iii) any other cost, expense or Claim which, pursuant to an order of the Bankruptcy Court or under otherwise applicable law, is entitled or authorized to be treated in a manner equivalent to such a cost or expense of administration.

       "Agents" means, collectively, The First National Bank of Chicago, The Bank of New York and The Chase Manhattan Bank, N.A., in their capacity as agent or representative banks, as the case may be, for the Senior Lenders under the Senior Bank Agreements and the New Senior Bank
Agreements, and their successors in such capacity.

       "Allocated Amount" has the meaning set forth in Section 4.02(a) hereof.

       "Allocated Reserve" has the meaning set forth in Section 4.02(a) hereof.

       "Allowed Claim" means:

       (a) with respect to a Claim other than an Administrative Expense or a Non-Barred Claim, any Claim against the Debtor, or portion thereof (including any claim for contract rejection damages), proof of which was filed on or before the date designated by Final Order of the Bankruptcy Court as the last date for filing proof of such Claim against the Debtor or, if no proof of claim is filed, which is listed by the Debtor in the Schedules as liquidated in amount and not disputed or contingent and, in either case, as to which either (i) no objection to the allowance thereof has been interposed within the applicable period of limitation fixed herein, in the Code, the Bankruptcy Rules or a Final Order of the Bankruptcy Court or (ii) an objection has been interposed and such Claim has been allowed by a Final Order of the Court;

       (b) with respect to Non-Barred Claims, to the extent such claim is valid and enforceable under applicable non-bankruptcy law (whether or not listed in the Schedules or a proof of claim has been filed), a Claim determined, resolved or adjudicated, as the case may be, in the manner in which such claim would have been determined, resolved or adjudicated if the Chapter 11 Case had not been filed, except as otherwise provided in the Plan, subject to the right of the Debtor or any other party in interest to assert that such Claim must be determined, resolved or adjudicated before the Bankruptcy Court; and

       (c) with respect to an Administrative Expense, an Administrative Expense as to which no objection to the allowance thereof has been interposed within forty-five (45) days after the Confirmation Date, or such later date as may be fixed by Final Order of the Bankruptcy Court, or as to which any objection thereto has been determined by a Final Order to the extent such objection is determined in favor of the holder thereof or to the extent a Final Order has been entered allowing such Claim.

Unless otherwise specified herein or by order of the Bankruptcy Court, "Allowed Claim" and "Allowed Administrative Expense" shall, for purposes of computation of distributions under the Plan, not include interest on the amount of such Claim or Administrative Expense from and after the Petition Date. "Allowed", when used as an adjective modifying "Claims" or "Administrative Expenses," has a corresponding meaning.

       "Allowed Equity Interest" means any Equity Interest, or portion thereof, which is recorded by the Debtor in its share register as of the Petition Date and as to which either (i) no objection to the allowance thereof has been interposed within the applicable period of limitation fixed herein, in the Code, the Bankruptcy Rules or a Final Order of the Bankruptcy Court, or (ii) an objection has been interposed and such Interest or portion thereof has been allowed by a Final Order of the Bankruptcy Court. "Allowed," when used as an adjective modifying "Equity Interest," has a corresponding meaning.

       "Asset Exchange" means transfer by the Debtor to Lomas of the assets identified on Exhibit A-1 hereto in exchange for the transfer by Lomas to Newco of the assets identified on Exhibit A-2 hereto on terms substantially as set forth in Exhibit A-3 hereto.

       "Asset Exchange Agreement" means an agreement to be entered into by the Debtor, Newco and Lomas providing for implementation of the Asset Exchange.

       "Available Cash" means a portion of Pre-consummation Cash in an amount equal to the amount by which Pre-consummation Cash exceeds the aggregate value of: (i) all cash used to pay Allowed Administrative Expenses and Allowed Claims on the Effective Date pursuant to Section 2.04 hereof (including, without limitation, cash used to prepay $3,000,000 of the principal amount of the debt obligations to be issued to the holders of Allowed Class 1 Claims pursuant to Section 2.04 hereof) and (ii) all cash and cash equivalents transferred to the Cash Reserves on the Effective Date pursuant to Section 4.02 hereof.

       "Ballot" means the ballot, including a master ballot, on which each holder of an Allowed Claim (other than those whose votes are not solicited) or an Allowed Equity Interest votes to accept or reject the Plan.

       "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. section 101 et. seq., as amended from time to time.

       "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York (or such other court as may be administering the Chapter 11 Case).

       "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure, as amended from time to time, as applicable to the Chapter 11 Case, including the Local Rules of the Bankruptcy Court.

       "Bar Order" means an order of the Bankruptcy court setting a date by which proofs of claim in respect of certain Claims must be filed against the Debtor.

       "Beneficial Shares" means the issued and outstanding shares of beneficial interest in the Debtor, no par value, of which 12,423,208 were issued and outstanding on the Petition Date.

       "Business Day" means any day on which commercial banks are open for business in New York, New York.

       "Cash Collateral Stipulation" means the Stipulation and Order Authorizing Use of Operating Cash so ordered by the Bankruptcy Court on November 12, 1993 as supplemented and modified by the Second Stipulation and Order Authorizing Use of Operating Cash so ordered by the Bankruptcy Court on December 2, 1993 and by any other order of the Bankruptcy Court entered in the Chapter 11 Case.

       "Cash Reserve" means the Allocated Reserve or the Unallocated Reserve, as the context requires.

       "Certificates of Deposit" means the certificates of deposit in the name of the Debtor with Bank One, N.A. Texas, numbers 108520776, 108521014, 108521006 and 108520784, which have been pledged to Bank One, N.A. Texas to secure the Debtor's reimbursement obligations with respect to letters of credit numbers 4951813245-34, 4951813245-42, and 4951813245-
26 issued by Bank One, N.A.  Texas for the account of the Debtor.

       "Chapter 11 Case" means the case under Chapter 11 of the Bankruptcy Code, commenced by the Debtor, and styled "In re LIBERTE
INVESTORS, formerly known as Lomas & Nettleton Mortgage
Investors," and in respect of which this Plan has been filed.

       "Claim" has the meaning set forth in Section 101(5) of the Bankruptcy Code.

       "Committee" means any official committee appointed in the Chapter 11 Case pursuant to Section 1102 of the Bankruptcy Code.

       "Confirmation Date" means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

       "Confirmation Hearing" means the hearing, to be scheduled by the Bankruptcy Court, at which the Bankruptcy Court shall consider whether the Plan satisfies the requirements of Section 1129 of the Bankruptcy Code.

       "Confirmation Order" means the order of the Bankruptcy Court confirming the Plan in accordance with the provisions of Chapter 11 of the Bankruptcy Code.

       "Consulting Agreement" means a Consulting Agreement to be entered into by the Debtor and Newco, effective on the Effective Date.

       "Consultants" means L&N Consultants, Inc., a Nevada corporation.

       "Continuing Collateral" means substantially all of the assets of Newco immediately after the Effective Date.

       "Creditor" means a "creditor" of the Debtor within the meaning of
Section 101(10) of the Bankruptcy Code.

       "Creditors Committee" means the Official Committee of Unsecured Creditors appointed in the Chapter 11 Case pursuant to Section 1102 of the Bankruptcy Code.

       "Debtor" means Liberte Investors, formerly known as Lomas & Nettleton Mortgage Investors, a Massachusetts business trust, and any successor entities.

       "Declaration of Trust" means the Declaration of Trust of Liberte Investors, formerly known as Lomas & Nettleton Mortgage Investors, dated June 26, 1969, as amended, as in effect on and as of the Petition Date.

       "Declaration of Trust Amendment" means the Fifth Amendment to Declaration of Trust, substantially in the form of Exhibit Q hereto.

       "Designated Recipient" with respect to any asset means (i) whichever of the Reorganized Debtor, Liquidating Corp. or Newco, as the case may be, is designated in Exhibit A hereto as the "Designated Recipient" of such asset, or (ii) in the case of assets transferred to Newco in connection with the Asset Exchange, Newco.

       "Disclosure Statement" means the written statement, dated December 14, 1993, as amended, supplemented or modified from time to time, describing, among other things, the Plan, prepared and distributed in accordance with Sections 1125 and 1145 of the Bankruptcy Code.

       "Disputed Administrative Expense," "Disputed Claim" and "Disputed Equity Interest" mean any Administrative Expense, Claim or Equity Interest, as the case may be, which is not Allowed and which has not been disallowed by a Final Order.

       "Distribution Agent" or "Distribution Agents" means the agent or agents (which may include the Subordinated Note Indenture Trustee) that may be retained by the Debtor to receive, hold and distribute the consideration to be distributed to holders of Allowed Administrative Expenses, Allowed Claims and Allowed Equity Interests pursuant to the Plan, the Confirmation Order or such other applicable order as may be entered by the Bankruptcy Court.

       "Distribution Record Date" means the date that is five Business Days after the Confirmation Date, which shall be the record date for determining the holders of Allowed Claims and Allowed Equity Interests entitled to participate in distributions pursuant to the Plan.

       "Effective Date" means the Business Day on which the conditions specified in Section 7.01 have been satisfied or waived.

       "Equity Committee" means the Official Committee of Equity Security Holders appointed in the Chapter 11 Case pursuant to Section 1102 of the Bankruptcy Code.

       "Equity Interest" means an equity interest in the Debtor evidenced by the Beneficial Shares and any rights and entitlements represented thereby.

       "Final Order" means an order or judgment of the Bankruptcy Court as entered on the docket that has not been reversed, stayed, modified or amended and as to which the time to appeal or to seek reargument, certiorari, review or rehearing has expired and as to which no appeal or petition for reargument, certiorari, review or rehearing is pending or as to which any right to appeal or seek reargument, certiorari, review or rehearing has been waived in writing in a manner satisfactory to the Debtor or, if an appeal, reargument, petition for certiorari, review or rehearing thereof has been sought, the order or judgment of the Bankruptcy Court has been affirmed by the highest court to which the order was appealed or from which the reargument, review or rehearing was sought, or certiorari has been denied, and the time to take any further appeal or to seek certiorari or further reargument, review or rehearing has expired.

       "General Unsecured Claims" means all Claims other than Administrative Expenses, Priority Claims, Priority Tax Claims, Senior Bank Claims, and Subordinated Note Claims.

       "Indemnification Agreement" means the Indemnification Agreement among Liberte Corp., Liquidating Corp. and Newco, substantially in the form of Exhibit B hereto.

       "Interim Period" means the period beginning on April 1, 1993 and ending on the Effective Date.

       "Liquidating Corp." means LBI Liquidating Corp., a Delaware corporation to be organized by the Debtor on or before the Effective Date.

       "Liquidating Corp. Assets" means (i) the assets listed on Exhibit C hereto to the extent such assets have not been disposed of, or the principal amount thereof has not been collected, on or prior to the Effective Date, (ii) all non-cash proceeds of such assets, (iii) Available Cash, in addition to the Restricted Cash referred to in clause (iv) below, in an amount equal to the Liquidating Corp. Cash Proceeds, (iv)
Restricted Cash that has been deposited or escrowed with respect to the assets described in clauses (i), (ii) and (iii) above or the liabilities listed on Exhibit D hereto and (v) the Debtor's books and records with respect to the assets described in clauses (i) through (iv) above; provided that the Board of Trustees of the Debtor, with the consent of the Creditors Committee and the Equity Committee, may exclude from Liquidating Corp. Assets assets that would otherwise constitute Liquidating Corp. Assets or may include in Liquidating Corp. Assets assets that would not otherwise constitute Liquidating Corp. Assets so long as the net increase or decrease in the book value (determined as of the Effective Date) of the Liquidating Corp. Assets resulting from all such exclusions and inclusions does not exceed 5% of the book value (determined as of the Effective Date) of those assets that would constitute Liquidating Corp. Assets if such exclusions and inclusions were not taken into account.

       "Liquidating Corp. Bylaws" means the bylaws of Liquidating Corp., substantially in the Form of Exhibit E hereto.

       "Liquidating Corp. Cash Proceeds" means Available Cash in an amount equal to the excess of (i) the aggregate amount of net cash proceeds, if any, generated during the period beginning on the Petition Date and ending on the Effective Date from the sale or other disposition of, and collections of principal on, any assets listed on Exhibit C hereto and all non-cash proceeds of such assets over (ii) $2,007,000.

       "Liquidating Corp. Certificate of Incorporation" means the amended and restated certificate of incorporation of Liquidating Corp., substantially in the form of Exhibit F hereto.

       "Liquidating Corp. Common Stock" means the common stock, no par value, of Liquidating Corp.

       "Liquidating Corp. Management Agreement" means a Management Agreement dated as of the Effective Date between Liquidating Corp. and Lomas Management, Inc., in a form, and having terms and conditions, satisfactory to the Debtor, the Equity Committee and Lomas.

       "Liquidating Corp. Note" means a promissory note to be issued by Liquidating Corp. to Newco on the Effective Date, substantially in the form of Exhibit H hereto.

       "Liquidating Corp. Preferred Stock" means 25,000 shares of the preferred stock, no par value, of Liquidating Corp. having the terms and conditions set forth in the Liquidating Corp. Certificate of Incorporation.

       "Lomas" means Lomas Management, Inc., or any other member of the consolidated group of Lomas Financial Corporation currently holding title to assets subject to the Asset Exchange.

       "Naples" means Naples Canta Mar, Ltd., a Florida limited partnership.

       "New Investor Purchase Agreement" means any agreement in form and substance satisfactory to the Debtor and the Equity Committee that is entered into on or prior to the Effective Date pursuant to which an investor will make an investment in equity securities of the Debtor.

       "New Senior Bank Agreements" means debt obligations of Newco to the holders of Allowed Class 1 Claims substantially in the form of Exhibit I hereto, with such modifications as may be agreed to on or before the Effective Date by the Debtor and the Creditors Committee and do not have a materially adverse effect on the Senior Lenders.

       "Newco" means a Delaware corporation to be organized by the Debtor on or before the Effective Date.

       "Newco Asset Sale Parameters" means the parameters with respect to the sale of certain assets of the Debtor during the Interim Period agreed between the Debtor and certain holders of Subordinated Notes.

       "Newco Bylaws" means the bylaws of Newco, substantially in the form of Exhibit J hereto.

       "Newco Certificate of Incorporation" means the certificate of incorporation of Newco, substantially in the form of Exhibit K hereto.

       "Newco Common Stock" means the shares of common stock, par value $.01 per share, of Newco authorized in the Newco Certificate of Incorporation and to be distributed to holders of Class 4 Claims pursuant to Section 2.04 hereof.

       "Newco Preferred Stock" means the preferred stock of Newco having the preferences, rights and other designations set forth in the Newco Certificate of Incorporation.

       "Newco Management Agreement" means a Management Agreement dated as of the Effective Date between Newco and Lomas Management, Inc., in a form, and having terms and conditions, satisfactory to the Debtor, the Creditors Committee and Lomas.

       "Non-Barred Claims" means Claims the holders of which are not, pursuant to clause (e), (f) or (g) of the second decretal paragraph of the Bar Order or any other Final Order of the Bankruptcy Court, required to submit proofs of claim in respect thereof, including without limitation, Claims of governmental entities under environmental laws and regulations and Claims in respect of taxes.

       "Non-Newco Property Operating Budget Overrun" means any portion of an amount paid to satisfy Property-Related liabilities and expenses relating to any assets the Designated Recipient of which is either the Reorganized Debtor or Liquidating Corp. that exceeds the Unused Budgeted Amount at the time of such payment. For purposes of this definition, "Unused Budgeted Amount" at the time of any such payment means the amount by which, prior to giving effect to such payment, the aggregate of the budgeted liabilities and expenses paid or incurred through the Effective Date, determined based upon the operating expense projection attached hereto as Schedule 1.01A, in respect of the assets referred to in this definition exceeds the aggregate payment actually made in respect of such expenses and liabilities on or after April 1, 1993.

       "Non-Newco Property Reserve" has the meaning set forth in Section 4.02(a) hereof.

       "Non-Property Operating Budget Overrun" means any portion of an amount paid to satisfy liabilities and expenses other than Property-Related liabilities and expenses and other than liabilities and expenses set forth on Schedule 1.01B hereto that exceeds the Unused Budgeted Amount at the time of such payment. For purposes of this definition, "Unused Budgeted Amount" at the time of any such payment means the amount by which, prior to giving effect to such payment, the aggregate of the budgeted liabilities and expenses paid or incurred through the Effective Date, determined based upon the operating expense projection attached hereto as Schedule 1.01A, in respect of liabilities and expenses other than Property-Related liabilities exceeds the aggregate payment actually made in respect of such expenses and liabilities on or after April 1, 1993.

       "Operating Budget" means the aggregate amount of payments and liabilities (including, without limitation, operating liabilities and expenses and capital expenditures) of the Debtor for the period beginning on April 1, 1993 and included in the operating expense projection attached hereto as Schedule 1.01A (as such projection may be supplemented for any period prior to the Effective Date and subsequent to the last date covered by such Schedule).

       "Original Newco Assets" means (a) all Available Cash on the Effective Date not included in Retained Assets or Liquidating Corp. Assets and (b) all of the Debtor's other assets immediately prior to the Effective Date that do not constitute Pre-consummation Cash, Retained Assets or Liquidating Corp. Assets, including, without limitation, (i) the assets listed on Exhibit L hereto, (ii) the Debtor's books and records with respect to the assets described in clause (i) above and (iii) Restricted Cash not constituting Retained Assets or Liquidating Corp. Assets; provided that the Board of Trustees of the Debtor, with the consent of the Creditors Committee and the Equity Committee, may exclude from Original Newco Assets assets that would otherwise constitute Original Newco Assets or may include in Original Newco Assets assets that would not otherwise constitute Original Newco Assets so long as the net increase or decrease in the book value (determined as of the Effective Date) of the Original Newco Assets resulting from all such exclusions and inclusions does not exceed 2% of the book value (determined as of the Effective Date) of those assets that would constitute Original Newco Assets if such exclusions and inclusions were not taken into account.

       "Petition Date" means October 25, 1993, the date on which the Debtor filed its petition for relief commencing the Chapter 11 Case.

       "Plan" means this Chapter 11 plan of reorganization, either in its present form or as it may be altered, amended, modified, or supplemented from time to time.

       "Pre-consummation Cash" means all cash and cash equivalents of the Debtor, including, without limitation, the Prepaid Amount, immediately prior to the Effective Date and before giving effect to any transfer required to be made hereunder on the Effective Date.

       "Prepaid Amount" means an amount equal to the sum of (i) the balance on the Effective Date in account number 9102684058 at The Chase Manhattan Bank, N.A., held in respect of prepaid interest under the Secured Restated Credit Agreement, and (ii) the balance on the Effective Date in account number 1918435 at The First National Bank of Chicago, held in respect of prepaid interest under the Secured Revolving Credit Agreement.

       "Priority Claim" means any Claim (other than an Administrative Expense or a Priority Tax Claim) accorded priority in right of payment under Section 507(a) of the Bankruptcy Code.

       "Priority Tax Claim" means a Claim of a governmental unit of the kind specified in Section 507(a)(7) of the Bankruptcy Code.

       "Property-Related" with respect to any liability, expense, Claim or Administrative Expense means a liability, expense, Claim or Administrative Expense that (a) does not relate to or arise out of the general overhead or headquarters operation of the Debtor and (b) arises, directly or indirectly, out of the ownership or operation of, or is attributable to, a specific mortgage loan or real estate asset in which the Debtor has an interest (including without limitation any participation interest therein).

       "Reorganized Debtor" means the Debtor on and after the Effective
Date.

       "Restricted Cash" means (i) cash on deposit on the Effective Date in the accounts listed on Exhibit D-2 hereto and (ii) the Certificates of Deposit.

       "Restructuring Budget" means the aggregate amount of payments and liabilities (including, without limitation, expenses arising out of the restructuring of the Debtor's indebtedness and implementation of the Plan) for the period beginning on April 1, 1993 and included in the restructuring expense projection attached hereto as Schedule 1.01B (as such projection may be supplemented for any period prior to the Effective Date and subsequent to the last date covered by such Schedule).

       "Restructuring Budget Overrun" means any portion of an amount paid to satisfy liabilities and expenses set forth in Schedule 1.01B hereto that exceeds the Unused Budgeted Amount at the time of such payment. For purposes of this definition, "Unused Budgeted Amount" at the time of any such payment means the amount by which, prior to giving effect to such payment, the aggregate of the budgeted liabilities and expenses paid or incurred through the Effective Date, determined based upon the restructuring expense projection attached hereto as Schedule 1.01B, in respect of liabilities and expenses set forth therein exceeds the aggregate payment actually made in respect of such expenses and liabilities on or after April 1, 1993.

       "Retained Assets" means (i) the assets listed on Exhibit M hereto to the extent such assets have not been disposed of, or the principal amount thereof has not been collected, on or prior to the Effective Date, (ii) all non-cash proceeds of such assets, (iii) Restricted Cash, including without limitation the Certificates of Deposit, that has been deposited or escrowed with respect to the assets described in clauses (i) and (ii) above or the liabilities listed on Exhibit N hereto, (iv) the Retained Cash, (v) all of the Debtor's right, title and interest with respect to the premises leased by the Debtor at 1420 Viceroy Drive, Dallas, Texas 75235, (vi) furnishings, fixtures, equipment and other tangible assets owned by the Debtor on the Effective Date and located at the premises leased by the Debtor at 1420 Viceroy Drive, Dallas, Texas 75235, (vii) the life insurance policy in respect of the Debtor's chief executive officer, (viii) the proceeds, if any, received by the Debtor upon consummation of the transactions contemplated by any New Investor Purchase Agreement, (ix) the Newco Preferred Stock and (x) the Debtor's books and records with respect to the assets described in clauses (i) through (ix) above;
provided that the Board of Trustees of the Debtor, with the consent of the Creditors Committee and the Equity Committee, may exclude from Retained Assets assets that would otherwise constitute Retained Assets or may include in Retained Assets assets that would not otherwise constitute Retained Assets so long as the net increase or decrease in the book value (determined as of the Effective Date) of the Retained Assets resulting from all such exclusions and inclusions does not exceed 5% of the book value (determined as of the Effective Date) of those assets that would constitute Retained Assets if such exclusions and inclusions were not taken into account.

       "Retained Cash" means Available Cash in an amount equal to the sum of (a) the aggregate amount of net cash proceeds, if any, generated during the Interim Period from the sale or other disposition of, and collections of principal on, any assets listed on Exhibit M hereto and all non-cash proceeds of such assets and (b) the Retained Working Capital.

       "Retained Working Capital" means Available Cash in an amount, which may be positive or negative, equal to $1,000,000 minus the sum of (i) 27% of any payment on or prior to the Effective Date determined as of the Effective Date to be a Restructuring Budget Overrun, plus (ii) 27% of any payment on or prior to the Effective Date determined as of the Effective Date to be a Non-Property Operating Budget Overrun, plus (iii) 100% of any payment on or prior to the Effective Date determined as of the Effective Date to be a Non-Newco Property Operating Budget Overrun, plus (iv) 27% of the amount of Pre-consummation Cash initially deposited in the Allocated Reserve pursuant to Section 4.02(a) hereof.

       "Schedules" means the schedules of assets and liabilities and the statement of financial affairs filed by the Debtor as required by Section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules.

       "Secured Restated Credit Agreement" means the $220,000,000 Amended and Restated Secured Credit Agreement dated as of April 30, 1990 among the Debtor, Consultants, Naples, the lenders listed on the signature pages thereof and The Bank of New York and The Chase Manhattan Bank, N.A., as representatives for such lenders, as amended from time to time, under which $46,436,723 principal amount of loans was outstanding on the Petition Date.

       "Secured Revolving Credit Agreement" means the $150,000,000 Revolving Credit Agreement dated as of October 26, 1988 among the Debtor, Consultants, Naples, the lenders listed on the signature pages thereof and The First National Bank of Chicago, as agent for such lenders, as amended from time to time, under which $36,691,116 principal amount of loans was outstanding on the Petition Date.

       "Security Agreement" means the Pledge, Security and Custodial Agreement dated as of May 22, 1990 among the Debtor, Consultants, the lenders listed on Schedules I and II thereto, The Chase Manhattan Bank, N.A., as disbursement agent for such lenders, The Bank of New York and The Chase Manhattan Bank, N.A., as representative banks for the lenders party to the Secured Restated Credit Agreement, The First National Bank of Chicago, as agent for the lenders party to the Secured Revolving Credit Agreement, and Bank One, Texas, N.A., as collateral agent, as amended from time to time.

       "Senior Bank Agreements" means, collectively, the Secured Revolving Credit Agreement (and any promissory note of the Debtor issued thereunder), the Secured Restated Credit Agreement (and any promissory note of the Debtor issued thereunder), the Security Agreement and any other instrument or document executed and delivered pursuant to any such agreement for the benefit of the secured parties under the Security Agreement.

       "Senior Bank Claims" means all Claims arising under or in respect of any Senior Bank Agreement.

       "Senior Lenders" means the lenders party to the Senior Bank
Agreements.

       "Subordinated Note Claims" means all Claims evidenced by the Subordinated Notes or arising under the Subordinated Note Indenture.

       "Subordinated Note Indenture" means that certain Indenture dated as of June 1, 1988, as modified by a First Supplemental Indenture dated as of December 15, 1989 and an Instrument of Resignation, Appointment and Acceptance dated as of December 15, 1989.

       "Subordinated Note Indenture Trustee" means Shawmut Bank
Connecticut, N.A., in its capacity as trustee under the Subordinated Note Indenture, and any successor Trustee appointed thereunder.

       "Subordinated Notes" means $100,000,000 principal amount of 10-1/2% Subordinated Notes due June 1, 1993 issued by the Debtor pursuant to the Subordinated Note Indenture.

       "Unallocated Amount" has the meaning set forth in Section 4.02(a) hereof.

       "Unallocated Reserve" has the meaning set forth in Section 4.02(a) hereof.

       "Unclaimed Prepetition Dividends" means the total amount of cash dividends declared on Beneficial Shares prior to the Petition Date minus that portion of such dividends actually paid in cash by the Debtor on or prior to the Petition Date.

       1.02. OTHER TERMS. (a) The words "herein," "hereof," "hereto," "hereunder" and others of similar import refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan.

       (b) The phrase "substantially in the form," as used herein, shall with respect to any document or instrument to which it applies, include any subsequent version of any such document or instrument as to which only non-material changes have been made.

       (c) A term used herein that is not defined herein shall have the meaning, if any, ascribed to that term in the Bankruptcy Code.

       1.03. EXHIBITS. All Exhibits hereto are incorporated into and made a part hereof as if set forth in full herein.


                                    ARTICLE II

            CLASSIFICATION AND TREATMENT OF CLAIMS AND EQUITY
                                 INTERESTS


       2.01. ADMINISTRATIVE EXPENSES. (a) Treatment. Each Allowed Administrative Expense shall be paid in full in cash as promptly as practicable after the date such Administrative Expense becomes payable by its terms, except to the extent that the holder of such Allowed
Administrative Expense agrees to different treatment.

       (b) Method of Payment. Allowed Administrative Expenses that are due and payable under applicable non-bankruptcy law on or before the Effective Date shall be paid from Pre-consummation Cash. Allowed Administrative Expenses that are not due and payable under applicable non-bankruptcy law on or before the Effective Date shall be paid by Newco, except as follows:

       (i) to the extent that the payment of any such Allowed
 Administrative Expense would constitute a Restructuring Budget Overrun or a Non-Property Operating Budget Overrun, 27% of such Administrative Expense shall be paid by the Debtor and the remainder thereof shall be paid by Newco; and

      (ii) each Allowed Property-Related Administrative Expense shall be paid by whichever of the Reorganized Debtor, Liquidating Corp. and Newco was the Designated Recipient of the asset to which such Administrative Expenses relates.

       (c) The Debtor reserves the right, in its sole discretion, pending resolution of any appeal of an order allowing any Administrative Expense, to pay such Administrative Expense subject to receipt of such assurance or security as it may deem appropriate for the return of any distribution in respect thereof should such Administration Expense be disallowed, in whole or in part, by Final Order.

       2.02. PRIORITY TAX CLAIMS. (a) Treatment. Each Allowed Priority Tax Claim shall be paid in full in cash on or as promptly as practicable after the latest of the Effective Date, the date such Priority Tax Claim becomes Allowed and the date such Priority Tax Claim becomes payable by its terms, except to the extent that the holder thereof agrees to different treatment.

       (b) Method of Payment. Allowed Priority Tax Claims that are due and payable under applicable non-bankruptcy law on or before the Effective Date shall be paid from Pre-consummation Cash. To the extent not paid on the Effective Date, (i) payments in respect of Allowed Priority Tax Claims which are Unallocated Amounts shall be obligations of Newco payable from the Unallocated Reserve, (ii) payments in respect of Allowed Priority Tax Claims which are Allocated Amounts shall be made from the Allocated Reserve, and (iii) payments in respect of Allowed Priority Tax Claims which are Property-Related shall be made by whichever of the Reorganized Debtor, Liquidating Corp. and Newco owns, after consummation of the transfers contemplated by Section 4.03 hereof, the respective assets to which such Priority Tax Claims relate.

       2.03. CLASSIFICATION OF OTHER CLAIMS AND EQUITY INTERESTS. For all purposes of the Plan, including voting, confirmation and distribution, Claims (other than Administrative Expenses and Priority Tax Claims) and Equity Interests are classified as follows:

       CLASS 1.  SECURED SENIOR BANK CLAIMS.

       Class 1 consists of the Senior Bank Claims, including (i) the principal amount of the loans outstanding under the Senior Bank Agreements,
(ii) accrued and unpaid interest to the Effective Date on such outstanding principal amount to the extent Allowed under Section 506(b) of the Bankruptcy Code, as adjusted pursuant to the Cash Collateral Stipulation, as in effect from time to time, and (iii) unreimbursed expenses provided for under the Senior Bank Agreements and Allowed under Section 506(b) of the Bankruptcy Code. Class 1 Claims are secured.

       CLASS 2.  PRIORITY UNSECURED CLAIMS.

       Class 2 consists of all Priority Claims.


       CLAIM 3.  GENERAL UNSECURED CLAIMS.

       Class 3 consists of all General Unsecured Claims.

       CLAIM 4.  SUBORDINATED NOTE CLAIMS.

       Class 4 consists of the Subordinated Note Claims.

       CLAIM 5.  EQUITY INTERESTS.

       Class 5 consists of all Equity Interests.

       2.04.  TREATMENT OF OTHER CLAIMS AND EQUITY INTERESTS

       CLASS 1.  SECURED SENIOR BANK CLAIMS

       On the Effective Date or as soon thereafter as is practicable, holders of Allowed Class 1 Claims shall receive distributions consisting of
(i) the Prepaid Amount, (ii) Pre-consummation Cash in an amount equal to the amount, if any, by which accrued and unpaid interest Allowed pursuant to Section 506(b) of the Bankruptcy Code, as adjusted pursuant to the Cash Collateral Stipulation, as in effect from time to time, exceeds the Prepaid Amount and (iii) debt obligations of Newco having a principal amount equal to the sum of (A) the unpaid principal amount of the Senior Bank Claims on the Petition Date and (B) unreimbursed expenses provided for under the Senior Bank Agreements and Allowed under Section 5.06(b) of the Bankruptcy Code minus (C) an amount equal to that portion, if any, of the distribution under clause (i) above which exceeds the interest referred to in clause
(ii) above. The debt obligations of Newco referred to in clause (iii) above will have terms substantially as set forth in Exhibit I hereto, with such modifications as may be agreed to by the Debtor and the Creditors Committee which do not have a material adverse effect on the Senior Lenders, and will be secured by the Continuing Collateral. Immediately following the Effective Date, $3,000,000 in principal amount of such debt obligations shall be repaid from Pre-consummation Cash dedicated to such purpose. Such repayment shall constitute a prepayment of such debt obligations for purposes of the New Senior Bank Agreements.

       Class 1 Claims are impaired.

       CLASS 2.  PRIORITY CLAIMS.

       (a) Treatment. Each Allowed Class 2 Claim shall be paid in full in cash on or as promptly as practicable after the latest of the Effective Date, the date such Priority Claim becomes Allowed and the date such Priority Claim becomes payable by its terms, except to the extent that the holder of such Priority Claim agrees to different treatment.

       Class 2 Claims are not impaired.

       (b) Method of Payment. Allowed Priority Claims that are due and payable under applicable non-bankruptcy law on or before the Effective Date shall be paid from Pre-consummation Cash. To the extent not paid on the Effective Date, (i) payments in respect of Allowed Priority Claims which are Unallocated Amounts shall be obligations of Newco payable from the Unallocated Reserve, (ii) payments in respect of Allowed Priority Claims which are Allocated Amounts shall be made from the Allocated Reserve, and
(iii) payments in respect of Allowed Priority Claims which are Property-Related shall be made by whichever of the Reorganized Debtor, Liquidating Corp. or Newco owns, after consummation of the transactions contemplated by
Section 4.03 hereof, the respective assets to which such Property-Related Priority Claims relate.

       CLASS 3.  GENERAL UNSECURED CLAIMS

       (a) Treatment. Each Allowed Class 3 Claim shall be paid in full in cash on or as promptly as practicable after the latest of the Effective Date, the date such Claim becomes Allowed and the date such Claim becomes payable by its terms, except to the extent the holder of such Claim agrees to different treatment.

       Class 3 Claims are not impaired.

       (b) Method of Payment. Allowed General Unsecured Claims that are due and payable under applicable non-bankruptcy law on or before the Effective Date shall be paid from Pre-consummation Cash. To the extent not paid on the Effective Date, (i) payments in respect of Allowed General Unsecured Claims which are Unallocated Amounts shall be obligations of Newco payable from the Unallocated Reserve, (ii) payments in respect of Allowed General Unsecured Claims which are Allocated Amounts shall be made from the Allocated Reserve, and (iii) payments in respect of Allowed General Unsecured Claims which are Property-Related shall be treated as follows:

      (i) the Reorganized Debtor shall pay in full in cash at the respective times, if any, that they become due and payable all such General Unsecured Claims that arise out of the ownership or operation of Retained Assets, including without limitation the guarantees listed on Exhibit N hereto;

     (ii) Liquidating Corp. shall assume and pay in full in cash at the respective times that they become due and payable all such General Unsecured Claims that arise out of the ownership or operation of Liquidating Corp. Assets, including without limitation the guarantees listed on Exhibit O hereto; and

    (iii) Newco shall assume and pay in full in cash at the respective times, if any, that they become due and payable all other of such General Unsecured Claims, including without limitation the guarantees listed on Exhibit P hereto.

       CLASS 4.  SUBORDINATED NOTE CLAIMS

       On the Effective Date or as soon thereafter as is practicable, the following consideration shall be delivered to the Subordinated Note Indenture Trustee in respect of Allowed Class 4 Claims: (i) an amount of Pre-consummation Cash equal to accrued and unpaid trustee's fees and expenses provided for under the Subordinated Note Indenture, and (ii) 100 shares of Newco Common Stock for each $1,000 principal amount of Subordinated Notes held by such holder on the Distribution Record Date.
The cash so distributed shall be applied to satisfy such trustee's fees and expenses, and the Newco Common Stock shall be distributed pro rata to holders of Subordinated Notes.

       Class 4 Claims are impaired.

       CLASS 5.  BENEFICIAL SHARE EQUITY INTERESTS

       The holders of Beneficial Shares shall retain such shares. In addition, if the transactions contemplated by a New Investor Purchase Agreement are consummated on the Effective Date, the Debtor shall, to the extent contemplated by such New Investor Purchase Agreement, on the Effective Date or as soon thereafter as is practicable, distribute to each holder of an Allowed Class 5 Equity Interest, for each Beneficial Share held by such holder on the Distribution Record Date, one share of Liquidating Corp. Common Stock.

       Class 5 Equity Interests are impaired.


                                    ARTICLE III

                      NONCONSENSUAL CONFIRMATION OF THE PLAN


       3.01. NONCONSENSUAL CONFIRMATION OF THE PLAN. In the event that holders of Class 1 Claims, Class 4 Claims or Class 5 Equity Interests shall fail to accept the Plan in accordance with Section 1129(a)(8) of the Bankruptcy Code, or in the event it is determined that any Class treated as unimpaired hereunder shall be deemed to be impaired, the Debtor reserves the right to (i) request that the Bankruptcy Court confirm the Plan pursuant to Section 1129(b) of the Bankruptcy Code or (ii) modify the Plan in accordance with Section 9.11 hereof.


                                    ARTICLE IV

                          INCORPORATION OF NEW ENTITIES;
                          CERTIFICATES OF INCORPORATION;
                        AMENDMENT OF DECLARATION OF TRUST;
                       CASH RESERVES;  TRANSFERS OF ASSETS;
                             NEW INVESTMENT IN DEBTOR

       4.01. INCORPORATION OF NEW ENTITIES; CERTIFICATES OF INCORPORATION; AMENDMENT OF DECLARATION OF TRUST.

       (a) On or prior to the Effective Date, (i) the Debtor shall cause Liquidating Corp. and Newco to be organized as corporations under the laws of the State of Delaware. The certificate of incorporation for Liquidating Corp. shall conform to the Liquidating Corp. Certificate of Incorporation, and the certificate of incorporation for Newco shall conform to the Newco Certificate of Incorporation. On or prior to the Effective Date, the Debtor shall cause Liquidating Corp. to adopt the Liquidating Corp. Bylaws as its bylaws and shall cause Newco to adopt the Newco Bylaws as its the bylaws.

       (b) On or prior to the Effective Date, the Debtor shall cause the Declaration of Trust Amendment to be filed with the appropriate office or offices in the Commonwealth of Massachusetts.

       (c) On or prior to the Effective Date, the Debtor shall file or cause to be filed in the appropriate public offices all documentation, and shall take or cause to be taken all action, as may be required to effect the transactions contemplated by this Section 4.01. Pursuant to Section
5.09 hereof, all such filings and actions shall be authorized and approved in all respects without further action by any party.

       4.02.  CASH RESERVES.

       (a) ESTABLISHMENT AND FUNDING OF CASH RESERVES. In order to provide for certain cash distributions to be made after the Effective Date in respect of Allowed Claims as contemplated in Section 2.04 hereof, the Debtor, on or prior to the Effective Date, shall establish two reserves:

       (1) a reserve (the "Unallocated Reserve") for cash distributions ("Unallocated Amounts") which are not in respect of Property-Related expenses or liabilities, Non-Newco Property Operating Budget Overruns,
Non-Property Operating Budget Overruns or Restructuring Budget
Overruns; and

       (2) a reserve (the "Allocated Reserve") for cash distributions ("Allocated Amounts") which are in respect of Non-Property Operating Budget Overruns or Restructuring Budget Overruns.

Not later than the Effective Date, the Debtor shall contribute to each such reserve cash or cash investments from Pre-consummation Cash in an amount equal to the aggregate amount of Allowed Claims and Disputed Claims not paid on the Effective Date arising out of the category of expenses or liabilities to which such reserve relates. For purposes of determining the amounts of cash to be contributed to each Cash Reserve, the "Unused Budgeted Amount", as such term is used in the definitions of Non-Newco Property Operating Budget Overrun, Non-Property Operating Budget Overrun and Restructuring Budget Overrun, shall in each such case be determined as of the Effective Date as though all such expenses and liabilities were being paid on such date with the amounts being contributed to the Cash Reserves. For purposes of determining the amount in which any Cash Reserve will be funded in respect of any Disputed Claim, the amount of such Claim shall be deemed to be (i) the higher of the amount, if any, in which such Claim is set forth in the Schedules and the amount, if any, claimed in any proof of claim filed in respect of such Claim or (ii) if no amount can be determined pursuant to clause (i), an amount estimated in good faith by the Debtor.

       (b) ADDITIONS TO CASH RESERVES. If any Claim becomes payable from the Unallocated Reserve pursuant to Section 2.04 hereof and such Cash Reserve does not contain sufficient resources to pay such Claim, Newco will make a payment to such Cash Reserve in such amount as is necessary to cause such Cash Reserve to have sufficient resources to pay such Claim. If any Claim becomes payable from the Allocated Reserve pursuant to Section 2.04 hereof and such Cash Reserve does not contain sufficient resources to pay such Claim, Newco will make a payment to such Cash Reserve of 73%, and the Reorganized Debtor will make a payment to such Cash Reserve of 27%, of such amount as is necessary to cause such Cash Reserve to have sufficient resources to pay such Claim.

       (c) DISTRIBUTION OF RESIDUAL. At such time as all of the distributions required by the Plan to be made from the Unallocated Reserve have been made, any cash or cash equivalents remaining in such Cash Reserve shall be distributed to Newco. At such time as all of the distributions required by the Plan to be made from the Allocated Reserve have been made, 27% of any cash or cash equivalents remaining in such Cash Reserve shall be distributed to the Reorganized Debtor and 73% thereof shall be distributed to Newco.

       4.03. TRANSFERS OF ASSETS; DISTRIBUTION OF LIQUIDATING CORP. PREFERRED STOCK. (a) On the Effective Date, after taking into account (i) the payment of all Allowed Administrative Expenses and Allowed Claims required to be paid in cash on the Effective Date under the Plan and (ii) the transfer of funds to the Cash Reserves pursuant to Section 4.02 hereof:

       (A) the Debtor shall cause the Liquidating Corp. Assets to be transferred to Liquidating Corp. in consideration for the issuance to the Debtor of 12,423,208 shares of Liquidating Corp. Common Stock, the Liquidating Corp. Preferred Stock and the Liquidating Corp. Note;

       (B) the Debtor shall cause the Original Newco Assets and the Liquidating Corp. Note to be transferred to Newco in consideration for the issuance to the Debtor of 10,000,000 shares of Newco Common Stock and the Newco Preferred Stock; and

       (C) the Debtor shall retain the Retained Assets.

       (b) On the Effective Date, following completion of the asset transfers contemplated by Section 4.03(a) hereof, if the transactions contemplated by any New Investor Purchase Agreement are consummated on the Effective Date, the Debtor shall, to the extent contemplated by such New Investor Purchase Agreement, distribute the Liquidating Corp. Preferred Stock to a charitable organization identified by the Debtor.

       4.04. NEW INVESTMENT IN DEBTOR. (a) If (i) the Board of Trustees of the Debtor approves a New Investor Purchase Agreement and the transactions contemplated thereby and (ii) the conditions to the closing of such transactions are satisfied, the parties to such New Investor Purchase Agreement shall perform their obligations under such Agreement as contemplated thereby.

       (b) The performance by the parties thereto of any New Investor Purchase Agreement is not a condition to the consummation of the Plan, and the failure of the closing of any New Investor Purchase Agreement to occur or the failure of any party to perform its obligations thereunder shall not preclude the implementation of or invalidate any other provision of the Plan.

       4.05. EXECUTION OF NEW SENIOR BANK AGREEMENTS. On or prior to the Effective Date, the parties to the New Senior Bank Agreements shall execute and deliver such Agreements.

       4.06. ASSET EXCHANGE. On or prior to the Effective Date, the Asset Exchange shall be consummated.

       4.07. CONSULTING AGREEMENT. On or prior to the Effective Date, the parties to the Consulting Agreement shall execute and deliver such Agreement.

       4.08. INDEMNIFICATION AGREEMENT. On or prior to the Effective Date, the parties to the Indemnification Agreement shall execute and deliver such Agreement.

       4.09. LIQUIDATING CORP. MANAGEMENT AGREEMENT. On or prior to the Effective Date, the parties to the Liquidating Corp. Management Agreement shall execute and deliver such Agreement.

       4.10. NEWCO MANAGEMENT AGREEMENT. On or prior to the Effective Date, the parties to the Newco Management Agreement shall execute and deliver such Agreement.


                                     ARTICLE V

                            IMPLEMENTATION OF THE PLAN

       5.01. REVESTING OF ASSETS. Except to the extent it is transferred to Liquidating Corp. or Newco pursuant to the provisions of this Plan, the property of the estate of the Debtor shall revest in the Reorganized Debtor on the Effective Date. The Reorganized Debtor, Liquidating Corp. and Newco may operate their respective business, and may use, acquire and dispose of property, free of any restrictions of the Bankruptcy Code. As of the Effective Date, all property of the Reorganized Debtor, Liquidating Corp.
and Newco shall be free and clear of all Claims, liens and interests of Creditors and holders of Equity Interests, except as expressly provided herein. Following the Effective Date, no asset that has vested in the Reorganized Debtor or Liquidating Corp. shall secure the obligations of or claims against Newco under the New Senior Bank Agreements; such obligations and claims shall be secured only by the Continuing Collateral, to the extent contemplated by the New Senior Bank Agreements.

       5.02. DISTRIBUTIONS PURSUANT TO THE PLAN. At the times and in the manner contemplated in Section 2.04, the Debtor (i) shall distribute cash and Newco Common Stock to holders of Claims entitled to distributions thereof pursuant to the Plan and (ii) if the transactions contemplated by any New Investor Purchase Agreement are consummated on the Effective Date, shall, to the extent contemplated by such New Investor Purchaser Agreement, distribute the Liquidating Corp. Common Stock to the holders of Equity Interests as described in Section 2.04 hereof and distribute the Liquidating Corp. Preferred Stock to a charitable organization identified by the Debtor.

       5.03. CANCELLATION OF SUBORDINATED NOTES AND PROMISSORY NOTES; TERMINATION OF SUBORDINATED NOTE INDENTURE. (a) On the Effective Date:
(i) the Subordinated Notes shall be canceled and the obligations of the Debtor under the Subordinated Note Indenture shall be discharged, and (ii) the promissory notes issued by the Debtor to the Senior Lenders pursuant to the terms of the Senior Bank Agreements shall be canceled.

       (b) Upon the earlier to occur of one year after the Confirmation Date and the completion by the Subordinated Note Indenture Trustee of the distributions to be made by the Subordinated Note Indenture Trustee to the holders of Allowed Class 4 Claims pursuant to the Plan, the Subordinated
Note Indenture shall terminate.

       5.04. EFFECTUATION OF SUBORDINATION. The classification of Claims under the Plan and the distributions to be made pursuant to the Plan take into account the relative priorities of the Claims in each class in connection with any contractual subordination provisions relating thereto. Accordingly, the distributions to be made pursuant to the Plan on account of Class 4 Claims shall not be subject to levy, garnishment, attachment or other legal process by any holder of Senior Indebtedness (as such term is defined in the Subordinated Note Indenture) by reason of claimed contractual subordination rights. On the Effective Date, all Creditors shall be deemed, pursuant to Sections 510 and 1129 of the Bankruptcy Code, to have realized the benefit of any and all contractual subordination rights they may have, and, effective as of the Effective Date, all holders of Senior Indebtedness shall be permanently enjoined from enforcing or attempting to enforce any such rights with respect to the distributions under the Plan to the holders of Class 4 Claims or otherwise.

       5.05.  SURRENDER OF SUBORDINATED NOTES.

       (a) Each holder of an instrument evidencing a Class 4 Claim shall surrender such instrument (in proper form for transfer) to the Subordinated
Note Indenture Trustee. No distribution of property hereunder shall be made to or on behalf of any such holder unless and until such instrument is received by the Subordinated Note Indenture Trustee or, in the event such instrument has been lost, stolen, mutilated or destroyed, such holder has delivered to the Reorganized Debtor (or its designated agent) (i) evidence satisfactory to the Reorganized Debtor of the loss, theft, mutilation or destruction of such instrument and (ii) such security or indemnity as may be reasonably required by the Reorganized Debtor to hold it harmless with respect thereto. Any such holder that fails to surrender or cause to be surrendered such instrument or to provide such security or indemnity within five (5) years after the Confirmation Date shall be deemed to have forfeited all rights, claims and interests with respect thereto and shall not participate in any distribution hereunder in respect thereof.

       (b) As of the close of business on the Distribution Record Date, the transfer ledger for the Subordinated Notes shall be closed, there shall be no registration of or other changes in the holders of any Subordinated Notes on the books of the Debtor (or any trustees, transfer agents or registrars it may have employed in connection therewith), and neither the Debtor nor any such trustee, transfer agent or registrar shall have any obligation to recognize any transfer of Subordinated Notes occurring thereafter (but shall be entitled instead to recognize and deal with, for all purposes under the Plan, except as otherwise provided herein, only those holders reflected on its books as of the close of business on the Distribution Record Date).

       (c) Until the holders of record of the Subordinated Notes on the Distribution Record Date or their lawful successors or assigns surrender pursuant to subparagraph (a) above the instruments which had previously evidenced the Subordinated Notes, they shall have no rights (and the instruments shall evidence no rights) except the right, upon surrender of such instruments pursuant to such subparagraph, to receive in exchange therefor the distributions to which such holders are entitled pursuant to the Plan.

       (d) Upon satisfaction of any conditions precedent set forth in the New Senior Bank Agreements (including without limitation surrender of any promissory note issued under a Senior Bank Agreement), each holder, immediately prior to such surrender, of a promissory note issued under a Senior Bank Agreement shall receive the cash distribution provided for under Section 2.04 and the promissory notes issued by Newco evidencing its obligations under the New Senior Bank Agreements. As of the Effective Date, the New Senior Bank Agreements shall replace and supersede the Senior Bank Agreements.

       (e) Notwithstanding anything to the contrary contained in the Plan, all distributions to be made in respect of Allowed Class 4 Claims may, at the option of the Reorganized Debtor, be made directly to the Subordinated
Note Indenture Trustee, which shall as soon thereafter as practicable distribute any property so received to the respective holders of Allowed Class 4 Claims except to the extent that the Subordinated Note Indenture Trustee is entitled to retain such property for its own account. Any proof of claim filed by the direct, indirect or beneficial holder of a Class 4 Claim shall be considered duplicative of the Claims of the Subordinated
Note Indenture Trustee.

       5.06.  METHOD OF DISTRIBUTION UNDER THE PLAN.

       (a) DISTRIBUTION AGENTS. The Debtor may retain one or more Distribution Agents to assist in the making of distributions under the Plan and will compensate such Distribution Agents under the respective terms of their retention agreements. Pending distributions by a Distribution Agent of any cash distributed to such Distribution Agent pursuant to the Plan, such Distribution Agent shall invest such cash in such manner as the Debtor and such Distribution Agent shall agree.

       (b) MANNER OF PAYMENT UNDER THE PLAN. Any payment of cash made by a Distribution Agent pursuant to the Plan may be made either by check drawn on a domestic bank or by wire transfer from a domestic bank, at the option of such Distribution Agent.

       (c) SETOFFS. The Debtor may, but shall not be required to, set off against any Claim, and the payments to be made pursuant to the Plan in respect of any Claim, any claims of any nature whatsoever the Debtor may have against the claimant, but neither the failure to do so nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtor of any such claim the Debtor may have against such claimant.

       (d) DISTRIBUTION OF UNCLAIMED PROPERTY. Any distribution of cash (and all interest, if any, earned thereon) or other property under the Plan that is unclaimed after five (5) years following the Confirmation Date shall be distributed to whichever of the Reorganized Debtor, Liquidating Corp. and Newco would have been required hereunder to make such distribution, for its own account, and the holder of the Claim shall be deemed to have forfeited all rights thereto; provided, however, that nothing contained in this Plan shall require the Reorganized Debtor, Liquidating Corp., Newco or the Distribution Agent to locate the holder of a Claim or Equity Interest that fails to claim its distribution hereunder.

       (e) SATURDAY, SUNDAY OR LEGAL HOLIDAY. If any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

       (f) FRACTIONAL SHARES. The distribution of shares of Newco Common Stock as provided in the Plan may mathematically entitle the holder of an Allowed Class 4 Claim to a fractional share of Newco Common Stock. Notwithstanding the foregoing, fractional shares will not be issued. A holder of an Allowed Class 4 Claim that would otherwise receive a fractional share of Newco Common Stock will receive one share on account of such fractional share.

       5.07. LISTING AND TRADING OF COMMON STOCK. On or before the Effective Date, Liquidating Corp. (if it is to distribute shares of Liquidating Corp. Common Stock to holders of Allowed Equity Interests pursuant to Section 2.04 hereof) and Newco shall each prepare and file with the Securities and Exchange Commission a registration statement on Form 10 registering the Liquidating Corp. Common Stock or the Newco Common Stock, as the case may be, under the Securities Exchange Act of 1934 and shall use all reasonable efforts to cause such registration statement to be declared effective and to cause such Common Stock to be listed for trading on a national securities exchange or an over-the-counter market. If the Liquidating Corp. Common Stock is distributed to holders of Allowed Equity Interests pursuant to Section 2.04 hereof, shares of Liquidating Corp. Common Stock will not trade separately from Beneficial Shares and no transfer of a Beneficial Share shall be registered without an accompanying registration of transfer of a share of Liquidating Corp. Common Stock.

       5.08. MANAGEMENT OF THE REORGANIZED DEBTOR, LIQUIDATING CORP. AND NEWCO. Immediately following the Effective Date, the Board of Trustees of the Reorganized debtor and the Boards of Directors of Liquidating Corp. and Newco shall consist, respectively, of those individuals whose names are set forth in the Disclosure Statement. Immediately following the Effective Date, the officers of the Reorganized Debtor, Liquidating Corp. and Newco shall consist, respectively, of the individuals whose names are set forth in the Disclosure Statement. All such directors and officers shall be deemed elected pursuant to the Plan.

       5.09. CORPORATE ACTION. Upon entry of the Confirmation Order by the Clerk of the Bankruptcy Court, all actions, agreements and transactions contemplated by the Plan, including, without limitation, the amendment of the Declaration of Trust, the filing of Newco's certificate of incorporation and Liquidating Corp.'s certificate of incorporation and the execution, delivery and performance by the parties thereto of the New Senior Bank Agreements, the Indemnification Agreement, the Consulting Agreement and, if applicable, the New Investor Purchase Agreement, shall be authorized and approved in all respects, without further action by any party. Without limiting the generality of the foregoing, on the Effective Date, the issuance of Liquidating Corp. Common Stock and Newco Common Stock pursuant to Section 5.02 hereof, the election of directors and officers pursuant to Section 5.08 hereof and the other matters and actions provided for under or contemplated by the Plan, and any corporate or trust action in furtherance thereof by or on behalf of the Debtor, the Reorganized Debtor, Liquidating Corp., Newco or their respective shareholders, partners, trustees or directors, shall be duly authorized, shall occur and shall be in effect from and after the Effective Date without any requirement of further action by the holders of Beneficial Shares or the trustees of the Debtor or by the stockholders, partners or directors of Liquidating Corp. or Newco. On the Effective Date, all agreements entered into pursuant to the Plan, including, without limitation, the New Senior Bank Agreements, the Indemnification Agreement, the Consulting Agreement and, if applicable, the New Investor Purchase Agreement, and any agreements entered into in connection with the foregoing, shall be valid, binding and in full force and effect. The President or any Vice President of the Debtor, the Treasurer of the Debtor and the Secretary of the Debtor shall, upon entry of the Bankruptcy Court, be authorized in all respects, without further action by any party, to take all actions necessary to effectuate the transactions contemplated by the Plan.

       5.10. DISPUTED CLAIMS AND INTERESTS. Except as set forth below, the Debtor or the Reorganized Debtor, as the case may be, will have the exclusive right to object to the allowance of Administrative Expenses, Claims (other than Non-Barred Claims) and Equity Interests filed with the Bankruptcy Court with respect to which the Debtor or the Reorganized Debtor disputes liability in whole or in part; provided that the Equity Committee shall have the non-exclusive right to object, prior to the Effective Date, to the allowance of Claims and Administrative Expenses filed with the Bankruptcy Court by insiders, as such term is defined in the Bankruptcy Code. Notwithstanding the foregoing, Newco will have the exclusive right after the Effective Date to object to the allowance of Priority Claims and General Unsecured Claims for which Newco will assume liability on the Effective Date pursuant to Section 2.04 and with respect to which Newco disputes liability in whole or in part. All objections will be litigated to Final Order; provided, however, that the Debtor, the Reorganized Debtor or Newco, as the case may be, may compromise and settle, withdraw or resolve by any other method approved by the Bankruptcy Court, any objections to Administrative Expenses, Claims or Equity Interests.


                                    ARTICLE VI

                                EXECUTORY CONTRACTS

       6.01.  EXECUTORY CONTRACTS.

       (a) Effective upon the Effective Date, all executory contracts that exist between the Debtor and any other person are hereby expressly rejected, provided, however, that all executory contracts listed on
Schedule 6.01A, 6.01B or 6.01C hereto (as such schedules may be modified, by inclusion of additional contracts, on or before the Confirmation Date) and any other executory contract that is specifically assumed by the Debtor, with the approval of the Bankruptcy Court and the Creditors Committee, prior to the Effective Date shall be assumed. Entry of the Confirmation Order by the Clerk of the Bankruptcy Court shall constitute approval of the assumptions and rejections provided for in this Section, in each case pursuant to Section 365(a) of the Bankruptcy Code.

       (b) The executory contracts listed on Schedule 6.01B shall be assigned to Liquidating Corp. on the Effective Date, Liquidating Corp. shall make any cash payments necessary to cure defaults, if any, under such contracts, and the Debtor, the Reorganized Debtor and Newco will have no liability or obligation under such contracts after the Effective Date. The executory contracts listed on Schedule 6.01C shall be assigned to Newco on the Effective Date, Newco shall make any cash payments necessary to cure defaults, if any, under such contracts, and the Debtor, the Reorganized Debtor and Liquidating Corp. will have no liability or obligation under such contracts after the Effective Date. Payments, if any, necessary to cure any defaults under contracts listed on Schedule 6.01A will be made by the Debtor from Retained Assets.

       (c) Claims, if any, created by the rejection of executory contracts must be filed with the Bankruptcy Court and served on the Debtor no later than the date set forth in the Bar Order as the last date to file such Claims or such other date as may be fixed by an order of the Bankruptcy Court for such purpose. Any such Claims not filed within such time will be forever barred from assertion against the Debtor (or its successors, including without limitation Liquidating Corp. and Newco), its estate and its property. Unless otherwise ordered by the Bankruptcy Court or otherwise required by applicable law, all Allowed Claims, if any, arising by reason of the rejection of any executory contract by the Debtor shall constitute Class 3 Claims for the purposes of the Plan.

       6.02. INDEMNIFICATION OBLIGATIONS. For purposes of the Plan, the obligations of the Debtor to indemnify (i) its present and former trustees and officers against any liabilities pursuant to the Declaration of Trust, applicable state law or specific agreement, or any combination of the foregoing, or (ii) any other person against any liability pursuant to the terms of any agreement entered into by the Debtor prior to the Petition Date (except for the Senior Bank Agreements, the Subordinated Notes, the Subordinated Note Indenture, the Agreement dated January 13, 1993 between the Debtor and the Senior Lenders and any agreement between the Debtor and any non-statutory committee of creditors or equity security holders of the Debtor or any member thereof or counsel or advisor thereto) that has not been specifically rejected by the Debtor as contemplated herein, shall in each case survive confirmation of the Plan, remain unaffected thereby, be subject to the same conditions for indemnification and not be discharged, regardless of whether indemnification is owed in connection with an event occurring before, on or after the Petition Date. On and after the Effective Date, any claim arising under any such indemnification obligation or agreement shall be satisfied 27% by the Reorganized Debtor and 73% by Newco.


                                    ARTICLE VII

                             EFFECTIVENESS OF THE PLAN

     7.01. CONDITIONS PRECEDENT. The Plan shall become effective at such time as the following conditions shall have been satisfied:

       (a) the Confirmation Order shall have been entered, shall be in full force and effect and shall not be subject to any stay;

       (b) the New Senior Bank Agreements shall have been executed by Newco;

       (c) the amount of Class 3 Claims which, as of the Effective Date, are either Allowed Claims or Disputed Claims (other than Property-Related Claims, Claims for Unclaimed Prepetition Dividends, Non-Barred Claims and Claims contemplated by the Operating Budget or the Restructuring Budget to the extent payments in respect thereof will not constitute Allocated Amounts, including without limitation claims arising out of the guarantees and other items listed on Exhibits N, O and P hereto) that have not been disallowed by order of the Bankruptcy Court shall not exceed $100,000 and the amount of Claims for Unclaimed Prepetition Dividends that have not been disallowed by order of the Bankruptcy Court shall not exceed $311,601;

       (d) the Debtor's accounts shall reflect at least $2,783,000 in prepaid interest on the principal amount of the Senior Bank Claims or such lesser amount as results solely from the payment of principal of or interest on such Claims after March 31, 1993;

       (e) the Debtor shall have operated its business in the ordinary course since March 31, 1993, provided that the disposition of assets, the prepayment of ordinary course liabilities as contemplated by the Budget, the payment of costs for capital expenditures related to the Debtor's assets as contemplated by the Budget, the payment of fees and expenses in connection with the restructuring of the Debtor's assets and liabilities (including without limitation the fees and expenses of professionals retained in the Chapter 11 Case), additions to reserves related to asset carrying values, and the addition to reserves in connection with a change in accounting principles, as described in the Debtor's report on Form 10-Q for the quarter ended March 31, 1993, shall not be considered outside the ordinary course of business;

        (f) the Debtor shall have complied in all material respects with the Newco Asset Sale Parameters;

        (g) the Debtor shall have certified to the Creditors Committee that its unaudited statements of income and financial condition as of March 31, 1993 reflect, in all material respects, taken as a whole, the results of operations of the Debtor for the quarter then ended and the financial position of the Debtor as at such date in accordance with generally accepted accounting principles, subject to normal quarterly and year-end adjustments; provided that such certification may exclude from its coverage the taking of any reserves against, and the carrying value of, the Debtor's assets;

       (h) the Consulting Agreement, the Indemnification Agreement and the Liquidating Corp. Note shall have been executed and delivered;

       (i) the Asset Exchange shall have been consummated; and

       (j) the Liquidating Corp. Management Agreement and the Newco Management Agreement shall have been executed and delivered.

     The conditions set forth in subsections (e) and (f) above shall be deemed satisfied at any time if the President of the Debtor certifies that such conditions are satisfied at such time and such certification is not disputed by the Creditors Committee in writing with one business day following delivery of the form of such certification to the Creditors Committee.

     7.02. WAIVER OF CONDITIONS. The condition to effectiveness of the Plan set forth in Section 7.01(e) may be waived in writing by the Debtor, the Creditors Committee and the Equity Committee, the conditions set forth in Section 7.01(c), (d) and (f) through (i) may each be waived in writing by the Debtor and the Creditors Committee and the condition set forth in
Section 7.01(j) may be waived in writing by the Debtor.


                                   ARTICLE VIII

                              EFFECTS OF CONFIRMATION


     8.01. DISCHARGE OF DEBTOR. The rights afforded in the Plan and the treatment of all Claims and Equity Interests therein shall be in exchange for and in complete satisfaction, discharge and release of Claims and Equity Interests of any nature whatsoever against the Debtor and its successors (including, without limitation, the Reorganized Debtor, Liquidating Corp. and Newco) or any of their respective assets or properties. Except as otherwise provided herein, (i) on the Effective Date, all such Claims against, and Equity Interests in, the Debtor shall be satisfied, discharged and released in full and (ii) all persons shall be precluded from asserting against the Reorganized Debtor, Liquidating Corp., Newco, their successors or their respective assets or properties any other or further Claims or Equity Interests based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date.

       8.02. EXCULPATION. None of the Debtor, the Reorganized Debtor, Liquidating Corp., Newco, the members of any Committee, the members of any unofficial committee or group of holders of Claims against or Interests in the Debtor formed prior to the Petition Date, nor any of their respective members, officers, directors, trustees, employees, agents or advisors, attorneys or representatives, shall have or incur any liability to any holder of a Claim or Equity Interest for any act or omission in connection with, or arising out of, the pursuit of confirmation of the Plan, the consummation of the Plan or the administration of the Plan or the property to be distributed under the Plan except for willful misconduct or gross negligence, and the Debtor, the Reorganized Debtor, Liquidating Corp., Newco, and the members of any Committee shall in all respects be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

       8.03.  RELEASES.

       (a) On the Effective Date, in consideration for the obligations of the Debtor under the Plan, all Persons who have held, hold or may hold Claims against or Equity Interests in the Debtor shall be deemed to have released the Debtor, the Reorganized Debtor, Liquidating Corp., Newco, the members of any Committee, the members of any unofficial committee or group of holders of Claims against or Interests in the Debtor formed prior to the Petition Date and, in each case, their respective agents, advisors, attorneys and representatives (including, without limitation, their respective current and former officers, directors, trustees and employees), of and from any and all claims, obligations, rights, causes of action and liabilities (other than the right to enforce the Debtor's, the Reorganized Debtor's, Liquidating Corp.'s and Newco's obligations under the Plan) that such holder may be entitled to assert, whether known or unknown, foreseen or unforseen, then existing or thereafter arising, based in whole or in part upon any act, omission or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtor, the Chapter 11 Case or the Plan.

       (b) On the Effective Date, the Debtor, on behalf of itself and its successors, (i) as consideration for services rendered by the Debtor's officers, trustees and employees prior to and during the pendency of the Chapter 11 Case, shall be deemed to have waived and released any and all claims, obligations, rights, causes of action and liabilities, whether known or unknown, foreseen or unforseen, then existing or thereafter arising, that are based in whole or in part upon any act, omission or other occurrence taking place on or prior to the Effective Date and which may be asserted by or on behalf of the Debtor (or its successors) against such officers, trustees and employees, and (ii) for good and valuable consideration, the adequacy of which is hereby confirmed, shall be deemed to have waived and released any and all claims, obligations, rights, causes of action and liabilities (including, without limitation, causes of action arising under Sections 541, 544, 547 and 548 of the Bankruptcy Code, but excluding any rights of the Debtor to enforce the Plan), whether known or unknown, foreseen or unforseen, then existing or thereafter arising, that are based in whole or in part upon any act, omission or other occurrence taking place on or prior to the Effective Date and which may be asserted by or on behalf of the Debtor (or its successors) against any holder of a Claim or Equity Interest that holds no Disputed Claim or Disputed Equity Interest, and each of such holder's agents, advisors, attorneys and representatives.

       8.04. BINDING EFFECT. The Plan shall be binding upon and inure to the benefit of the Debtor, its Creditors, the holders of Equity Interests and their respective successors and assigns.


                                    ARTICLE IX

                             MISCELLANEOUS PROVISIONS


     9.01. COURT TO RETAIN JURISDICTION FOR CERTAIN PURPOSES. The Bankruptcy Court shall have exclusive jurisdiction of all matters arising out of, and related to, the Chapter 11 Case and the Plan pursuant to, and for the purposes of, Sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

       (a) to hear and determine pending applications for the assumption or rejection of executory contracts or unexpired leases, if any are pending, and the allowance of Claims resulting therefrom or from the rejection of executory contracts or unexpired leases pursuant to the Plan;

       (b) to determine any and all pending adversary proceedings, applications and contested matters;

       (c) to ensure that distributions to holders of Allowed
 Administrative Expenses, Allowed Claims and Allowed Equity Interests are accomplished as provided herein;

       (d) to hear and determine any objections to Administrative Expenses or to proofs of Claims and Equity Interests filed either before or after the Confirmation Date, including any objections to the classification of any Claim or Equity Interest, and to allow or disallow any Disputed Administrative Expense, Disputed Claim or Disputed Equity Interest, in whole or in part;

       (e) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified or vacated;

       (f) to enter and implement such orders as may be necessary or appropriate in aid of confirmation of the Plan or to facilitate implementation of the Plan;

       (g) to consider any modifications of the Plan to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

       (h) to hear and determine all applications for compensation and reimbursement of expenses arising out of or relating to the Plan or the Chapter 11 Case;

       (i) to hear and determine disputes arising in connection with the interpretation, implementation or enforcement of the Plan (including, without limitation, those regarding the effect of any release or discharge provided for herein or effected hereby);

       (j) to recover all assets of the Debtor and property of the estate, wherever located;

       (k) to hear and determine matters concerning state, local and federal taxes in accordance with Sections 346, 505 and 1146 of the Bankruptcy Code;

       (l) to hear any other matter not inconsistent with the Bankruptcy
Code; and

       (m) to enter a final decree closing the Chapter 11 Case.

       9.02.  PAYMENT OF STATUTORY FEES.  All fees payable pursuant to
Section 1930 of Title 28 of the United States Code, as determined by the Bankruptcy Court at the hearing pursuant to Section 1128 of the Bankruptcy Code, shall be paid on or before the Effective Date.

       9.03. RIGHTS OF ACTION. Any rights or causes of action accruing to the Debtor (to the extent not released pursuant to the Plan or transferred pursuant to Section 4.03 hereof) shall remain assets of the Reorganized Debtor except that all potential claims for the recovery of preferences pursuant to Section 547 of the Bankruptcy Code shall be waived. The Reorganized Debtor may pursue those rights of action, as appropriate, in accordance with what is in the best interests, and for the benefit, of the Reorganized Debtor.

       9.04. HEADINGS. Headings are used in the Plan for convenience and reference only, and shall not constitute a part of the Plan for any other purpose.

       9.05.  REVOCATION OR WITHDRAWAL.

       (a) The Debtor reserves the right to revoke or withdraw the Plan prior to the Confirmation Date.

       (b) If the Debtor revokes or withdraws the Plan prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any claims by or against the Debtor or any other person or to prejudice in any manner the rights of the Debtor or any person in any further proceedings involving the Debtor.

       9.06. NOTICES. Any notice required or permitted to be provided under the Plan shall be in writing and served by either (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, or (c) reputable overnight delivery service, freight prepaid, to be addressed as follows:

           LIBERTE INVESTORS

           c/o Davis Polk & Wardwell
               450 Lexington Avenue
               New York, New York 10017
               Attention:  Donald S.  Bernstein, Esq.

           CREDITORS COMMITTEE

           c/o Schulte Roth & Zabel
               900 Third Avenue
               New York, New York 10022
               Attention:  Mark A.  Neporent, Esq.

           EQUITY COMMITTEE

           c/o Stutman, Treister & Glatt, Professional Corporation
               3699 Wilshire Boulevard Suite 900
               Los Angeles, California 90010
               Attention:  Kenneth N.  Klee, Esq.

       9.07. WITHHOLDING AND REPORTING REQUIREMENTS. In connection with the Plan and all instruments issued in connection therewith and distributions thereon, the Debtor shall comply with all withholding and reporting requirements imposed by any federal, state, local or foreign taxing authority, and all distributions hereunder shall be subject to any such withholding and reporting requirements.

       9.08. GOVERNING LAW. Except to the extent that the Bankruptcy Code or other federal law is applicable, the rights, duties and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

       9.09. FILING OF ADDITIONAL DOCUMENTS. On or before substantial consummation of the Plan, the Debtor shall file with the Bankruptcy Court such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

       9.10. DISSOLUTION OF OFFICIAL COMMITTEES. On the Effective Date, each Committee shall be dissolved and the members of such Committee shall thereupon be released and discharged of and from any further authority, duties, responsibilities and obligations related to and arising from and in connection with the Chapter 11 Case.

       9.11. MODIFICATION OF THE PLAN. The Debtor may alter, amend or modify the Plan in accordance with Section 1127 of the Bankruptcy Code at any time.

       9.12. SEVERABILITY. Should any provision in the Plan be determined to be unenforceable following the Effective Date, such determination shall in no way limit or affect the enforceability and operative effect of any and all other provisions of the Plan.

Dated:  December 14, 1993

                               Respectfully submitted,

                               LIBERTE INVESTORS


                               By /s/ Robert Ted Enloe III
                                  ------------------------
                                  Title: President


                               ENDNOTES

(1) The Table of Contents is included for convenience and ease of reference only, and shall not constitute a part of the Plan for any purpose.

* The Exhibits marked with an asterisk are voluminous and, consequently, are not being distributed with the Disclosure Statement. The table of contents for the Plan indicates which exhibits are attached to the Plan as distributed with the Disclosure Statement and which are only available for review in the Bankruptcy Court or by appointment during normal business hours at the location set forth below. Exhibits not attached to the Plan may also be obtained by contacting Ms. Kindall Dube at the telephone number set forth below.

                            1420 Viceroy Drive
                            Dallas, Texas 75235
                              (214) 879-5800


                                EXHIBIT A
                                 TO THE
                         PLAN OF REORGANIZATION


                                                                EXHIBIT A

                    DESIGNATED RECIPIENTS OF ASSETS

     The Designated Recipient of the following assets is either the Debtor or Liquidating Corp., as indicated. The Designated Recipient of all other assets is Newco.


Asset                                          Designated
Number     Asset Name                          Recipient
______     __________                          __________

2269       Century Airport Hotel               Reorganized Debtor
3477       Rosewood Property Company           Reorganized Debtor
3825       WC of Texas                         Reorganized Debtor
4167       Club Income Properties              Reorganized Debtor
4178       Buckhead Inc.                       Reorganized Debtor
4241       VMI Properties                      Reorganized Debtor
4523       Greenbriar Associates               Reorganized Debtor
4524       Greenbriar Associates               Reorganized Debtor
538602     Pacifica Homes No. 6                Liquidating Corp.
3766       Sharfe Homes                        Liquidating Corp.
1184       McCoy                               Liquidating Corp.
528701     P&V Enterprises                     Liquidating Corp.
4553       Blume Eastlake Limit                Liquidating Corp.
3685       Lieberman Homes                     Liquidating Corp.
540101     Bel Tiara Ventures I                Liquidating Corp.
3437       Ike Harris                          Liquidating Corp.
3592       Marsh Lane Self Storage, Inc        Liquidating Corp.
4584       Texas Portfolio Join                Liquidating Corp.
3395       Pavlakos/McNair Dev Co              Liquidating Corp.
4373       McKinney Acquisitions, Inc.         Liquidating Corp.
4397       Michael R. Walker                   Liquidating Corp.
4398       Mark R. Wagner                      Liquidating Corp.
4307       Richard Tuley Homes, Inc.           Liquidating Corp.
4470       Highland Lakes Joint                Liquidating Corp.
518333     The Housing Group, Inc.             Liquidating Corp.
4620       Koch Enterprises, Inc.              Liquidating Corp.
518317     The Housing Group, Inc.             Liquidating Corp.
4614       Thomas and Farquhar                 Liquidating Corp.
4628       Lane & Altman, Escro                Liquidating Corp.
3128       Lieven J Van Riet, T                Liquidating Corp.
527900     Scharfe Homes                       Liquidating Corp.
4627       Sports Inc., No. 1                  Liquidating Corp.
4630       Lexington Square-Rec                Liquidating Corp.
4382       D R Horton Land Co                  Liquidating Corp.
4490       Yi-Jang Shu                         Liquidating Corp.
4502       Yi-Wen Shu                          Liquidating Corp.
4623       Sovereign Homes Inc.                Liquidating Corp.
4489       Chin Chen Wu                        Liquidating Corp.
4498       Benny Hu Ting Wu                    Liquidating Corp.
538715     Homeland Communities                Liquidating Corp.
538712     Homeland Communities                Liquidating Corp.
3822       Nash Phillips/Copus                 Liquidating Corp.
4401       Johnny L. Swaim                     Liquidating Corp.
4402       Victor R. Means, Jr.                Liquidating Corp.
4601       New Worthy JV                       Liquidating Corp.
4625       Roger Lawler                        Liquidating Corp.
4632       Lawler                              Liquidating Corp.
512610     Richard Tuley Homes - Res           Liquidating Corp.
1746       High Vista                          Liquidating Corp.
2010       Post St Properties L                Liquidating Corp.
2324       B Tillman Nowlin, Jr                Liquidating Corp.
2783       James P. Charnquiest                Liquidating Corp.
3320       John S. Stuhmer                     Liquidating Corp.
3647       Ronald Homes                        Liquidating Corp.
3780       Penterra Corporation                Liquidating Corp.
3848       Eskan Construction C                Liquidating Corp.
3891       Tamaron Corporation                 Liquidating Corp.
3957       Greystone Housing Co                Liquidating Corp.
4137       Kenwood Homes, Inc.                 Liquidating Corp.
4150       American Land & Expl                Liquidating Corp.
4169       Israel Fogiel                       Liquidating Corp.
4391       Timbercrest Companies               Liquidating Corp.
4531       Alan L & Harold G U                 Liquidating Corp.
4540       Dennis E. Murphree                  Liquidating Corp.
4541       Brendan P Smith                     Liquidating Corp.
4542       Hugh J Vaughan                      Liquidating Corp.
4543       David G Hunter                      Liquidating Corp.
4545       Michael A Howland A                 Liquidating Corp.
4546       Sherwood Blount Jr                  Liquidating Corp.
4547       Robert G. Broderick                 Liquidating Corp.
4561       Anthony F. Cutaia                   Liquidating Corp.
4571       Robert K. Utley, III                Liquidating Corp.
4572       Mark R. Wagner                      Liquidating Corp.
4573       Michael R. Walker                   Liquidating Corp.
4580       Meyer Turken                        Liquidating Corp.
4583       Gene Eidelman/Yuri E                Liquidating Corp.
4587       Ed H. Street, Jr.                   Liquidating Corp.
4598       Bruce Utterback                     Liquidating Corp.
4599       Jack Wilson                         Liquidating Corp.
4602       Richard E Leblanc                   Liquidating Corp.
4604       Hicks Road Associates               Liquidating Corp.
4609       Van Holm, Brian, EID                Liquidating Corp.
4624       Alden, Brian                        Liquidating Corp.
4631       James R. Stuhmer                    Liquidating Corp.
4565       Linpro Pierce Street                Liquidating Corp.
4566       Linpro Westgold Mead                Liquidating Corp.
4600       Walnut Grove Land PA                Liquidating Corp.
4439       Village Park Homes                  Liquidating Corp.
4463       Live Oak Ltd                        Liquidating Corp.
2745       Westland Oil                        Liquidating Corp.
3048       Talley Corporation                  Liquidating Corp.
3134       Talley Corporation                  Liquidating Corp.
3211       Greystone Housing                   Liquidating Corp.
3296       Greystone Parkway                   Liquidating Corp.
3382       SWLN                                Liquidating Corp.
3674       SWLN                                Liquidating Corp.
3701       Dunning Partnership                 Liquidating Corp.
3715       RD Gass/Brickyard                   Liquidating Corp.
3725       Pine Glen Partners                  Liquidating Corp.
3934       Porten Sullivan                     Liquidating Corp.
4189       Ventura Properties                  Liquidating Corp.
4403       Mark Dickinson                      Liquidating Corp.
4452       Potomac 4D                          Liquidating Corp.
4471       Cal-Oaks                            Liquidating Corp.


                               EXHIBIT A-1
                                 TO THE
                         PLAN OF REORGANIZATION

                                                             EXHIBIT A-1

         ASSETS TO BE TRANSFERRED TO LOMAS IN ASSET EXCHANGE

                       (As of November 30, 1993)


          As described in more detail in Exhibit A-3 to the Plan of Reorganization, the Debtor's 80% participation interests in the following assets will be transferred to Lomas in consideration for the transfer by Lomas to Newco of Lomas' 20% participation interests in the assets set forth in Exhibit A-2 to the Plan of Reorganization.

ASSET
NUMBER   ASSET NAME                     ASSET
- ------   ----------                     ----------

2872     Lieven J Van Riet              Loan
3335     Bob Spies Homes, Inc.          Loan
3469     Trammell Crow Colorado         Reo
3469     Trammell Crow Texas            Reo
3514     Huron Partnership              Loan
3718     Joyal Enterprises, Inc.        Loan
3819     Essex-Royal 400 Assoc.         Loan
3947     Dividend Development           Loan
4055     Anozira Partnership            Reo
4220     Cabot Associates               Reo
4272     Michael Howland                Reo
4348     Bird of Paradise Ranch         Loan
4385     New Worth I, Ltd.              Reo
           Partnership
4450     Zellner - Lake Hills           Loan
4472     Sun City Springhaven           Loan
4481     Vallejo Corona Partn           Loan
4551     Eustis Ventures, Inc.          Reo
4593     Market In Kingwood             Loan
           Partners
4607     Regional Builders Co.          Loan
4618     Sunlife Homes, Inc.            Loan
7035     GSW Two Limited Partners       Reo
517100   Hallcraft Villas               Reo
528703   P&V Enterprises                Loan
528704   P&V Enterprises                Loan
528705   P&V Enterprises                Loan
534300   Tablero Dunes                  Reo
538709   Homeland Communities           Loan
541101   Cal - Oaks Investors - 89 LP   Reo
543201   Friedman Homes, Inc.           Loan
999999   Conventional Loans             Loan

                               EXHIBIT A-2
                                 TO THE
                         PLAN OF REORGANIZATION

                                                             EXHIBIT A-2

           ASSETS TO BE TRANSFERRED TO NEWCO IN ASSET EXCHANGE

                        (As of November 30, 1993)


          As described in more detail in Exhibit A-3 to the Plan of Reorganization, Lomas' 20% participation interests in the following assets will be transferred to Newco in consideration for the transfer by the Debtor to Lomas of the Debtor's 80% participation interests in the assets set forth in Exhibit A-1 to the Plan of Reorganization.

ASSET
 NO.      ASSET NAME                   ASSET
- -----     ----------                   ----------

1391      Village Walk                 Loan
2821      Lieven J Van Riet            Loan
3208      Lieven J Van Riet            Loan
3470      Robert K & Ann Utley         Loan
3681      LaSalle National Bank        Loan
4144      Friedman Homes, Inc.         Loan
4255      Centerpointe JV              Loan
4265      Ramser Development Corp.     Loan
4321      The Commons XXII, Ltd.       Loan
4326      University Service Corp.     Loan
4333      The Breighton-Copper         Loan
            Creek
4357      Jersey Business Park         Loan
4371      Dr. Horton Land Co. 1        Loan
4381      KHB Investments Inc.         Loan
4396      Robert Kutley III            Loan
4400      James I Howe Land            Loan
4410      Honey Creek Ltd.             Loan
4412      Harbor Bay Isle Assoc.       Loan
4460      P&V Enterprises              Loan
4469      Story Business Park          Loan
4538      Texas Waggoner Corp.         Loan
4564      Linpro Ken - Caryl           Loan
4570      Lincoln The Place            Loan
4574      New Market                   Loan
4575      New Market                   Loan
4576      New Market                   Loan
4585      James C.P. Chen              Loan
4586      Pao Lo Chang                 Loan
4589      LaSalle National Bank        Loan
4596      TCK Mockingbird Inc.         Loan
4597      TCK Mockingbird Inc.         Loan
4603      The Fort Smith Quarry        Loan
4615      Rosecrest Properties         Loan
4617      Summerhill Del Rey           Loan
4621      Rayco Ltd.                   Loan
4622      Union Square                 Loan
538501    Richard A Tappan             Loan
2261      Fairview JV                  Reo
            (L&N Consultants Inc.)
2263      River Plantation
            (L&N Consultants Inc.)     Reo
2948      Spring Branch Lake           Reo
3186      Sharfe Homes                 Reo
3212      Dorado Corporation           Reo
3215      Dorado Corporation           Reo
3378      Myers - Chud Partnership     Reo
3392      MTP Associates               Reo
3394      Andrew & Ellen Pavlakos      Reo
3411      Talley Corporation           Reo
3421      Village Green                Reo
3431      Linpro-Brochet               Reo
3438      Crimson Ridge JV             Reo
3464      Linpro Westgold              Reo
3511      Venture Corp. Properties     Reo
3568      Northern Lights Inn          Reo
            (L&N Consultants Inc.)
3579      Blue Heron Industires        Reo
3598      Mid - Capital Investments    Reo
3640      N M Plaza Assoc.             Reo
3704      Pike Plaza, Ltd.             Reo
3752      Naples Canta Mar             Reo
3767      Brian Gagne/Oak Wood         Reo
3801      Village Center               Reo
3837      Ed. J. Street                Reo
3871      Cimarron Holding Trust       Reo
3915      Eastern Market               Reo
3919      J. Ferguson Partners         Reo
3929      Olympia Corners              Reo
3939      The Housing Group            Reo
3943      Robert P. Dupre              Reo
3969      Ray Ellison Industries       Reo
3971      155 Pfingsten                Reo
4001      Gilbert Lakes                Reo
4053      7th Street & Union           Reo
4059      Sharon Commerce              Reo
4072      Crow - Watson                Reo
4075      Greenway Village             Reo
4180      N. Richland Hills            Reo
4195      Riverwood Plaza              Reo
4196      Riverwood - Nova             Reo
4260      Four Star Assoc.             Reo
4315      Clt of Orlando, Inc.         Reo
4329      Caribbean Isle               Reo
4370      Clover Ventures              Reo
4420      Bel Tiara Venture Assoc.     Loan
4451      Hillside Residential         Reo
4454      Hillside Residential         Reo
4577      Turknell Inc.                Reo
4610      Southridge Plaza, Inc.       Reo
4635      Linpro Lonestar              Reo
7022      3MBS Inc.                    Reo
533906    Hillside Residential         Reo
541401    Hillside Residential         Reo
999997    L&N Consultants Inc.         Reo
            Receivable/Payable
91300179  Faergerberg                  Reo

                               EXHIBIT A-3
                                 TO THE
                         PLAN OF REORGANIZATION

                                                             EXHIBIT A-3

                     SUMMARY OF TERMS OF ASSET EXCHANGE

          1. The Asset Exchange will be implemented by the following steps, which will occur on or before the Effective Date:

          A. Lomas will transfer to Newco title to the mortgage loans and real property identified on Exhibit A-2 to the Plan and the Debtor will transfer to Newco its participation interests therein.

          B. In consideration for the transfer of title described in paragraph A, the Debtor will transfer to Lomas its participation interests in the mortgage loans and real estate identified on Exhibit A-1 to the Plan. Such participation interests constitute STL's portion of the proceeds of the transfer of title of assets by Lomas to Newco described in paragraph A.

          C. Lomas will transfer to STL the participation interests it receives under paragraph B in full satisfaction of STL's entitlement to receive proceeds from the transfer of title to assets pursuant to paragraph A.

          D. As a result of the transfers described in paragraph C, STL will own 100% of the participation interests in the assets identified on Exhibit A-1 to the Plan. At the option of STL, after the Effective Date, title to any or all of such assets will be transferred to STL or a nominee for STL.

          2. Upon completion of the transfers described in paragraphs 1.A through 1.C, STL will execute documentation confirming that its rights under its participation interests in the assets identified on Exhibit A-2 have been satisfied in full.

          3. Following the consummation of the Asset Exchange, STL will remain liable for such portion of any liabilities accrued before the Effective Date in respect of the assets identified on Exhibit A-2 to the Plan as it would have been responsible for under the Participation Agreement dated as of July 28, 1970 (the
"Participation Agreement") between Lomas Financial Corporation and the Debtor and will indemnify the Debtor and Newco against and hold each of them harmless from any loss, liability, damage, claim or expense incurred or suffered by either of them arising out of any such liability. On the Effective Date, Newco will become liable for such portion of any liabilities accrued before the Effective Date in respect of the assets identified in Exhibit A-1 to the Plan as the Debtor would have been responsible for under the Participation
Agreement and will indemnify the Debtor and STL against and hold each of them harmless from any loss, liability, damage, claim or expense incurred or suffered by either of them arising out of any such liability.

          4. STL will be reimbursed from Pre-consummation Cash or the Allocated Cash Reserve for all transaction expenses incurred by it in consummating the Asset Exchange.

          5. Consummation of the Asset Exchange is subject to satisfaction or waiver by STL of the following conditions.

          A. Approval by the Trustee under the Indenture dated as of November 1, 1991 between STL and Team Bank, as Trustee, and by the holders of a majority of the indebtedness outstanding thereunder, of the transactions contemplated by the Asset Exchange to the extent such approval is required thereunder.

          B. The obtaining by STL of appraisals by an independent appraiser of any asset identified on Exhibit A-1 to the Plan that had a book value as of June 30, 1993 in excess of $1,000,000 and the determination by STL, in good faith and on the basis of such appraisals, that the fair value of the participation interests to be received by STL pursuant to paragraph 1.C is not materially less than the fair value of its participation interests in the assets to be transferred to Newco pursuant to paragraph 1.A.


                               EXHIBIT B
                                 TO THE
                         PLAN OF REORGANIZATION

                                                               EXHIBIT B
                         INDEMNIFICATION AGREEMENT

          Agreement dated as of [Effective Date] among Liberte
Investors, a Massachusetts business trust ("Liberte"), LBI
Liquidating Corp., a Delaware corporation ("Liquidating Corp."), and Abaris Properties Inc., a Delaware Corporation ("Newco").

          WHEREAS, on October 25, 1993, Liberte Investors filed a voluntary petition for relief under chapter 11 at the United States Bankruptcy Code;

          WHEREAS, on ___________, 1994, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered an order confirming a Plan of Reorganization dated
____________, 1993 for Liberte (the "Plan");

          WHEREAS, the Plan provides, among other things, for the assumption by Liquidating Corp. and by Newco of certain obligations of Liberte on and as of the Effective Date (as such term is defined in the Plan) and obligates Liberte and Newco to make contributions from time to time to certain Cash Reserves (as such term is defined in the Plan; the liabilities of Liberte assumed by Liquidating Corp. and the obligations of Liquidating Corp. under the Plan being referred to herein as the "Liquidating Corp. Liabilities"; the liabilities of Liberte assumed by Newco and the obligations of Newco under the Plan being referred to herein as the "Newco Liabilities"; and the liabilities of Liberte not assumed by Liquidating Corp. or Newco and the obligations of Liberte under the Plan being referred to herein as the "Liberte Liabilities");

         WHEREAS, each party, hereto desires to indemnify each other party hereto against any loss or liability that any such other party may incur or suffer in respect of the liabilities assumed or remaining with such party pursuant to, and the obligations of such party under, the Plan;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Newco agrees to indemnify Liberte and Liquidating Corp. against and to hold each of them harmless from any and all losses, liabilities, damages, claims and expenses (including without limitation reasonable expenses of investigation and reasonable attorneys fees and expenses in connection with any action, suit, claim or proceeding brought against Liberte or Liquidating Corp. or any of their respective affiliates) incurred or suffered by Liberte or Liquidating Corp. or any of their respective affiliates arising after the Effective Date out of any Newco Liability.

         2. Liquidating Corp. agrees to indemnify Liberte and Newco against and to hold each of them harmless from any and all losses, liabilities, damages, claims and expenses (including without limitation reasonable expenses of investigation and reasonable attorneys fees and expenses in connection with any action, suit, claim or proceeding brought against Liberte or Newco or any of their respective affiliates) incurred or suffered by Liberte or Newco or any of their respective affiliates arising after the Effective Date out of any Liquidating Corp. Liability.

         3. Liberte agrees to indemnify Newco and Liquidating Corp. against and to hold each of them harmless from any and all losses, liabilities, damages, claims and expenses (including without limitation reasonable expenses of investigation and reasonable attorneys fees and expenses in connection with any action, suit, claim or proceeding brought against Newco or Liquidating Corp. or any of their respective affiliates) incurred or suffered by Newco or Liquidating Corp. or any of their respective affiliates arising after the Effective Date out of any Liberte Liability.

         4. Any party hereto (the "Indemnitee") that believes it or any of its affiliates is entitled to indemnification by another party hereto (the "Indemnitor") in respect of the assertion of any claim or the commencement of any suit, action or proceeding by a third party shall give prompt notice thereof to the Indemnitor. If the Indemnitor has reason to believe such claim, action, suit or proceeding was barred or discharged pursuant to Liberte's chapter 11 case, it shall bring such matter to the attention of Liberte. If Liberte determines in good faith that there is a reasonable likelihood that such claim, action, suit or proceeding was barred or discharged, it will commence and prosecute appropriate proceedings in the Bankruptcy Court seeking to enjoin the assertion of such claim or the commencement of such action, suit or proceeding. The costs, including, without limitation, reasonable attorneys fees and expenses, of any such proceedings (including, without limitation, any appeals thereof) will be borne, on a current basis, 27% by Liberte and 73% by Newco. If Liberte determines in good faith that there is not a reasonable likelihood that such claim, action, suit or proceeding was barred or discharged or if it is determined by final, nonappealable order of a court of competent jurisdiction that such claim, action, suit or proceeding was not barred or discharged, then, within 30 days after the date of such determination, the Indemnitor may, at its option, elect to assume control of the defense of any such claim, suit, action or proceeding at its own expense and with counsel reasonably satisfactory to the Indemnitee. If the Indemnitor does not, within such 30-day period, provide the Indemnitee with notice of its election to assume such control, the Indemnitee may assume control of such defense with counsel reasonably satisfactory to the Indemnitor. The party not controlling such defense may participate therein at its own expense. The party controlling such defense shall keep the other party advised of the status of such claim, suit, action or proceeding and the defense thereof and shall consider in good faith recommendations made by the other party with respect thereto. The Indemnitee may not agree to any settlement of such claim, suit, action or proceeding without the consent of the Indemnitor, which shall not be unreasonably withheld. The Indemnitor may not agree to any settlement of such claim, suit, action or proceeding unless such settlement provides for the unconditional release of the Indemnitee and its affiliates from all liability in respect thereof.

         This agreement shall be binding upon Liberte Investors, Liquidating Corp. and Newco and their respective successors and assigns.

         This agreement shall be governed by and construed in accordance with the laws of the State of [New York].

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                  LIBERTE INVESTORS


                  By:______________________
                     Title:


                  LBI LIQUIDATING CORP.


                  By:______________________
                     Title:


                  ABARIS PROPERTIES INC.


                  By:______________________
                     Title:



                               EXHIBIT C
                                 TO THE
                         PLAN OF REORGANIZATION

                                                             EXHIBIT C


                      CERTAIN LIQUIDATING CORP. ASSETS

ASSET
NUMBER   ASSET NAME                     ASSET
- ------   ----------                     ----------

4439    Village Park Homes           Loan
4463    Live Oak Ltd                 Loan
2745    Westland Oil                 Reo
3048    Talley Corporation           Reo
3134    Talley Corporation           Reo
3211    Greystone Housing            Reo
3296    Greystone Parkway            Reo
3382    SWLN                         Reo
3674    SWLN                         Reo
3701    Dunning Partnership          Reo
3715    RD Gass/Brickyard            Reo
3725    Pine Glen Partners           Reo
3934    Porten Sullivan              Reo
4189    Ventura Properties           Reo
4403    Mark Dickinson               Reo
4452    Potomac 4D                   Reo
4471    Cal-Oaks                     Reo
538602  Pacifica Homes No. 6         Loan
3766    Sharfe Homes                 Reo
1184    McCoy                        Reo
528701  P&V Enterprises              Loan
4553    Blume Eastlake Limit         Loan
3685    Lieberman Homes              Reo
540101  Bel Tiara Ventures I         Loan
3437    Ike Harris                   Reo
3592    Marsh Lane Self              Reo
          Storage, Inc.
4584    Texas Portfolio JV           Loan
3395    Pavlakos/McNair Dev. Co.     Reo
4373    McKinney/Acquisitions,       Reo
          Inc.
4397    Michael R. Walker            Loan
4398    Mark R. Wagner               Loan
4307    Richard Tuley Homes, Inc.    Reo
4470    Highland Lakes JV            Loan
518333  The Housing Group, Inc.      Reo
4614    Thomas and Farquhar          Loan
4628    Lane & Altman, Escrow        Loan
3128    Lieven J Van Riet            Loan
527900  Scharfe Homes                Reo
4627    Sports Inc., No.1            Loan
4630    Lexington Square             Loan
4382    D R Horton Land Co.          Loan
4490    Yi-Jang Shu                  Reo
4502    Yi-Wen Shu                   Reo
4623    Sovereign Homes Inc.         Loan
4489    Chin Chen Wu                 Loan
4498    Benny Hu Ting Wu             Loan
538715  Homeland Communities         Loan
528712  Homeland Communities         Loan
3822    Nash Phillips/Copus          Reo
4401    Johnny L. Swaim              Loan
4402    Victor R. Means, Jr.         Loan
4601    New Worth JV                 Reo
4625    Roger Lawler                 Reo
4632    Lawler                       Reo
512610  Richard Tuley Homes          Reo
1746    High Vista                   Loan
2010    Post St Properties           Loan
          Land
2324    B. Tillman Nowlin, Jr.      Loan
2783    James P. Charnquiest        Loan
3320    John S. Stuhmer             Loan
3647    Ronald Homes                Loan
3780    Penterra Corporation        Loan
3848    Eskan Construction          Loan
          Corp.
3891    Tamaron Corporation         Loan
3957    Greystone Housing Co.       Loan
4137    Kenwood Homes, Inc.         Loan
4150    American Land &             Loan
          Exploration Co.
4169    Israel Fogiel               Loan
4391    Timbercrest Companies       Loan
4531    Lieberman                   Loan
4540    Dennis E. Murphree          Loan
4541    Brendan P Smith             Loan
4542    Hugh J. Vaughan             Loan
4543    David G. Hunter             Loan
4545    Michael A Howland           Loan
4546    Sherwood Blount Jr.         Loan
4547    Robert G. Broderick         Loan
4561    Anthony F. Cutaia           Loan
4571    Robert K. Utley, III        Loan
4572    Mark R Wagner               Loan
4573    Michael R. Walker           Loan
4580    Meyer Turken                Loan
4583    Gene Eidelman/Yuri          Loan
          Eidelman, Brian Van
          Holm
4587    Ed H. Street, Jr.           Loan
4598    Bruce Utterback             Loan
4599    Jack Wilson                 Loan
4602    Richard E. Leblanc          Loan
4604    Hicks Road Associates       Loan
4609    Gene Eidelman/Yuri          Loan
          Eidelman, Brian Van
          Holm
4624    Brian Alden                 Loan
4631    James R. Struhmer           Loan
4565    Linpro Pierce Street        Loan
4566    Linpro Westgold             Loan
          Meadows
4600    Walnut Grove Land           Loan
          Partners


                               EXHIBIT D-1
                                 TO THE
                         PLAN OF REORGANIZATION

                                                             EXHIBIT D-1

                     RESTRICTED CASH LIABILITIES
                       AS OF THE PETITION DATE


Name                     Description                    Amount
- ----                     -----------                    ------

LOC #4951813245-18      Employment Agreement            $420,000.00

LOC #4951813245-26      Employment Agreement            $ 38,000.00

LOC #4951813245-42      Employment Agreement            $ 22,500.00

Various Borrower Escrows                              $2,359,642.34


                               EXHIBIT D-2
                                 TO THE
                         PLAN OF REORGANIZATION

                                                             EXHIBIT D-2

                         RESTRICTED CASH ACCOUNTS
                          AS OF THE PETITION DATE

                             Bank and Account
Name                         Number                 Balance on Petition Date
- ----                         ----------------       ------------------------

Collateral Proceeds Reserve  #910-1-355890           $3,612,652.71
Chase Manhattan Bank
Cash Collateral              #910-2-630267                   00.00
Chase Manhattan Bank
Collateral Proceeds          #910-2-571388           $4,898,910.06
Chase Manhattan Bank
ITF Liberte                  #910-2-684058                   00.00
Chase Manhattan Bank
As Trustee for Various       #0100074517                 $9,642.34
Third Parties                Bank One - Texas, N.A.
(Borrower Escrows)

As Trustee for Various       Money Market-Dreyfus    $2,350,000.00
Third Parties                Govt. Cash
(Borrower Escrows)           Bank One - Texas, N.A.


Certificate of Deposit       #108520776                $400,000.00
Collateral for LOC           Bank One - Texas, N.A.
#4951813245-18

Certificate of Deposit       #108521014                 $38,000.00
Collateral for LOC           Bank One - Texas, N.A.
#4951813245-18

Certificate of Deposit       #108520784                 $22,500.00
Collateral for LOC           Bank One - Texas, N.A.
#4951813245-26

Certificate of Deposit       #108521006                 $20,000.00
Collateral for LOC           Bank One - Texas, N.A.
#4951813245-42


                                      EXHIBIT E
                                        TO THE
                                PLAN OF REORGANIZATION


                                                              EXHIBIT E


     This exhibit is not being distributed with the Disclosure Statement. It is available for review in the Bankruptcy Court or by appointment during normal business hours at the location set forth below. It may also be obtained by contacting Ms. Kindall Dube at the Telephone number set forth below.

                                   1420 Viceroy Drive
                                  Dallas, Texas 75235
                                    (214) 879-5800



                                      EXHIBIT F
                                        TO THE
                                PLAN OF REORGANIZATION


                                                              EXHIBIT F


     This exhibit is not being distributed with the Disclosure Statement. It is available for review in the Bankruptcy Court or by appointment during normal business hours at the location set forth below. It may also be obtained by contacting Ms. Kindall Dube at the Telephone number set forth below.

                                   1420 Viceroy Drive
                                  Dallas, Texas 75235
                                    (214) 879-5800


                                      EXHIBIT G
                                        TO THE
                                PLAN OF REORGANIZATION

                                                              EXHIBIT G

                [Intentionally Omitted from Plan of Reorganization]


                                       EXHIBIT H
                                         TO THE
                                 PLAN OF REORGANIZATION

                                  ON FILE WITH LIBERTE

                                     1420 Viceroy Drive
                                    Dallas, Texas 75235
                                      (214) 879-5800


                                      EXHIBIT I
                                        TO THE
                                PLAN OF REORGANIZATION

                                                              EXHIBIT I

     This exhibit is not being distributed with the Disclosure Statement. It is available for review in the Bankruptcy Court or by appointment during normal business hours at the location set forth below. It may also be obtained by contacting Ms. Kindall Dube at the Telephone number set forth below.

                                   1420 Viceroy Drive
                                  Dallas, Texas 75235
                                    (214) 879-5800




                                      EXHIBIT J
                                        TO THE
                                PLAN OF REORGANIZATION


                                                              EXHIBIT J


     This exhibit is not being distributed with the Disclosure Statement. It is available for review in the Bankruptcy Court or by appointment during normal business hours at the location set forth below. It may also be obtained by contacting Ms. Kindall Dube at the Telephone number set forth below.

                                   1420 Viceroy Drive
                                  Dallas, Texas 75235
                                    (214) 879-5800




                                      EXHIBIT K
                                        TO THE
                                PLAN OF REORGANIZATION


                                                              EXHIBIT K


     This exhibit is not being distributed with the Disclosure Statement. It is available for review in the Bankruptcy Court or by appointment during normal business hours at the location set forth below. It may also be obtained by contacting Ms. Kindall Dube at the Telephone number set forth below.

                                   1420 Viceroy Drive
                                  Dallas, Texas 75235
                                    (214) 879-5800





                               EXHIBIT L
                                 TO THE
                         PLAN OF REORGANIZATION

                                                             EXHIBIT L

                      CERTAIN ORIGINAL NEWCO ASSETS


ASSET
 NO.     ASSET NAME                  ASSET
- -----    ----------                  ----------

1391    Village Walk                 Loan
2821    Lieven J Van Riet            Loan
3208    Lieven J Van Riet            Loan
3470    Robert K & Ann Utley         Loan
3681    LaSalle National Bank        Loan
3718    Joyal Enterprises, Inc.      Loan
4144    Friedman Homes, Inc.         Loan
4255    Centerpointe JV              Loan
4265    Ramser Development Corp.     Loan
4321    The Commons XXII, Ltd.       Loan
4326    University Service           Loan
          Center
4333    The Breighton-Copper         Loan
          Creek
4348    Bird of Paradise Ranch       Loan
4357    Jersey Business Park         Loan
4371    Dr. Horton Land Co. 1        Loan
4381    KHB Investments Inc.         Loan
4396    Robert Kutley III            Loan
4400    James I Howe Land            Loan
4410    Honey Creek Ltd.             Loan
4412    Harbor Bay Isle Assoc.       Loan
4460    P&V Enterprises              Loan
4469    Story Business Park          Loan
4538    Texas Waggoner Corp.         Loan
4564    Linpro Ken - Caryl           Loan
4570    Lincoln The Place            Loan
4574    New Market                   Loan
4575    New Market                   Loan
4576    New Market                   Loan
4585    James C.P. Chen              Loan
4586    Pao Lo Chang                 Loan
4589    LaSalle National Bank        Loan
4596    TCK Mockingbird Inc.         Loan
4597    TCK Mockingbird Inc.         Loan
4603    The Fort Smith Quarry        Loan
4607    Regional Builders Co.        Loan
4615    Bermuda Dunes                Loan
4617    Summerhill Del Rey           Loan
4621    Rayco Ltd.                   Loan
4622    Union Square                 Loan
538501  Richard A Tappan             Loan
2261    Fairview JV                  Reo
         (L&N Consultants Inc.)
2263    River Plantation             Reo
         (L&N Consultants Inc.)
2948    Spring Branch Lake           Reo
3186    Sharfe Homes                 Reo
3212    Dorado Corporation           Reo
3215    Dorado Corporation           Reo
3378    Myers - Chud Partnership     Reo
3392    MTP Associates               Reo
3394    Andrew & Ellen Pavlakos      Reo
3411    Talley Corporation           Reo
3421    Village Green                Reo
3431    Linpro-Brochet JV             Reo
3438    Crimson Ridge JV             Reo
3464    Linpro Westgold              Reo
3511    Venture Corp. Properties     Reo
3568    Northern Lights Inn          Reo
          (L&N Consultants Inc.)
3579    Blue Heron Industries        Reo
3598    Mid - Capital Investments    Reo
3640    N M Plaza Assoc.             Reo
3704    Pike Plaza, Ltd.             Reo
3752    Naples Canta Mar             Reo
3767    Brian Gagne/Oak Wood         Reo
3801    Village Center               Reo
3837    Ed. J. Street                Reo
3871    Cimarron Holding Trust       Reo
3915    Eastern Market               Reo
3919    J. Ferguson Partners         Reo
3929    Olympia Corners              Reo
3939    The Housing Group            Reo
3943    Robert P. Dupre              Reo
3969    Ray Ellison Industries       Reo
3971    155 Pfingsten                Reo
4001    Gilbert Lakes                Reo
4053    7th Street & Union           Reo
4059    Sharon Commerce              Reo
4072    Crow - Watson                Reo
4075    Greenway Village             Reo
4180    N. Richland Hills            Reo
4195    Riverwood Plaza              Reo
4196    Riverwood - Nova             Reo
4260    Four Star Assoc.             Reo
4315    Clt of Orlando, Inc.         Reo
4329    Caribbean Isle               Reo
4370    Clover Ventures              Reo
4420    Bel Tiara Venture            Loan
4451    Hillside Residential         Reo
4454    Hillside Residential         Reo
4577    Turknell Inc.                Reo
4610    Southridge Plaza, Inc.       Reo
4635    Linpro Lonestar              Reo
533906  Hillside Residential         Reo
541401  Hillside Residential         Reo
999997  L&N Consultants Inc.         Reo
          Receivable/Payable
91300179  Faegerberg                 Reo




                                  EXHIBIT M
                                    TO THE
                            PLAN OF REORGANIZATION


                                                                 EXHIBIT M

                         CERTAIN LIBERTE INVESTORS ASSETS


            Asset
            Number  Asset Name              Asset Type
            ______  __________              __________

            2269    Century Airport Hotel       Loan
            3477    Rosewood Property Co.       Loan
            3825    WC of Texas                 Loan
            4167    Club Income Properties      Loan
            4178    Buckhead Inc.               Loan
            4241    VMI Properties              Loan
            4523    Greenbriar Associates       Loan
            4524    Greenbriar Associates       Loan





                               EXHIBIT N
                                 TO THE
                         PLAN OF REORGANIZATION

                                                             EXHIBIT N


                     LIBERTE INVESTORS LIABILITIES


          Liberte Investors Liabilities consist of the Letter of Credit issued and the proceeds in the Restricted Cash Accounts as listed below.


                           LETTER OF CREDIT

          Eighty percent (80%) of any disbursement under Letter of Credit number 16329 dated July 30, 1987 in the amount of $20,000.00 issued by Lomas Financial Corporation to the Broward County Board of County Commissioners for the benefit of Buckhead, Inc. Expires July 31,
1994.

                      RESTRICTED CASH ACCOUNTS
                      AS OF THE PETITION DATE


                              Bank and Account        Balance on
Name                          Number                  Petition Date
- ----                          ----------------        -------------

Collateral Proceeds Reserve  #910-1-355890           $3,612,652.71
Chase Manhattan Bank
Cash Collateral              #910-2-630267                   00.00
Chase Manhattan Bank
Collateral Proceeds          #910-2-571388           $4,898,910.06
Chase Manhattan Bank
ITF Liberte                  #910-2-684058                   00.00
Chase Manhattan Bank
As Trustee for Various       #0100074517                 $9,642.34
Third Parties                Bank One - Texas, N.A.
(Borrower Escrows)

As Trustee for Various       Money Market-Dreyfus    $2,350,000.00
Third Parties                Govt. Cash
(Borrower Escrows)           Bank One - Texas, N.A.

Certificate of Deposit       #108520776                $400,000.00
Collateral for LOC           Bank One - Texas, N.A.
#4951813245-18

Certificate of Deposit       #108521014                 $38,000.00
Collateral for LOC           Bank One - Texas, N.A.
#4951813245-18

Certificate of Deposit       #108520784                 $22,500.00
Collateral for LOC           Bank One - Texas, N.A.
#4951813245-26

Certificate of Deposit       #108521006                 $20,000.00
Collateral for LOC           Bank One - Texas, N.A.
#4951813245-42


                               EXHIBIT O
                                 TO THE
                         PLAN OF REORGANIZATION

                                                             EXHIBIT O


                        LIQUIDATING CORP. GUARANTEES


                             LETTERS OF CREDIT

    1. Eighty percent (80%) of any disbursement under Letter of Credit number 16294 dated January 21, 1987 in the amount of $50,000.00 issued by Lomas Financial Corporation to Ticor Title Insurance Co. for the benefit of Hebron/Denton Joint Venture. Expires December 31, 1993.

    2. Eighty percent (80%) of any disbursement under Letter of Credit number 16625/1 dated June 12, 1990 issued by Lomas Financial Corporation to Developers Insurance Company for the benefit of Cal-Oaks Investors - 89. L.P. The expiration date and amount of this Letter of Credit are subject to annual review and adjustment by Lomas Financial Corporation in accordance with the terms thereof.


                                   GUARANTEES

    1. Eighty percent (80%) of any disbursement under Guaranty number 15071 dated October 3, 1977 issued by Lomas Financial Corporation to First Federal S & L Association for the benefit of Twin Oaks Associates of any outstanding principal of a $1,800,000.00 loan in excess of $900,000.00 if Twin Oaks Associates defaults. Expires December 31, 1993.

    2. Eighty percent (80%) of any disbursement under Guaranty number 15056 dated June 28, 1977 issued by Lomas Financial Corporation and the Debtor to American Bankers Life Insurance Co. for the benefit of L & N Consultants Inc. of any outstanding principle of a $1,600,000.00 loan if L & N Consultants Inc. defaults. Expires July 1, 2002.


                               EXHIBIT P
                                 TO THE
                         PLAN OF REORGANIZATION

                                                             EXHIBIT P

                            NEWCO GUARANTEES

     1. Letter of Credit number 16543 dated November 4, 1988 in the amount of $128,000.00 issued by Lomas Financial Corporation to the Clerk of the Board of Supervisors of Los Angeles County, California for the benefit of P & V Enterprises. Expires November 4, 1994.

     2. Letter of Credit number 16577/1 dated June 7, 1989 issued by Lomas Financial Corporation to American Motorists Insurance Co. for the benefit of Hillside Residential, Inc. The expiration date and amount of this Letter of Credit are subject to annual review and adjustment in accordance with the terms thereof.





                               EXHIBIT Q
                                 TO THE
                         PLAN OF REORGANIZATION


                                                           EXHIBIT Q

                           LIBERTE INVESTORS

                         Book No._______       Page______

                  FIFTH AMENDMENT TO THE DECLARATION OF TRUST OF
                          LIBERTE INVESTORS

     The undersigned, being duly qualified Trustees of LibertX Investors, a business trust organized under the laws of Massachusetts pursuant to a Declaration of Trust dated June 26, 1969, and recorded in the Registry of Deeds of Suffolk County on June 27, 1969, in Book 8293 at Page 278, as amended by instruments dated (i) September 19, 1969, recorded in such Registry on October 3, 1969, in Book 8316 at Page 217, (ii) January 24, 1986, recorded in such Registry on February 19, 1986, in Book 12298 at Page 204, (iii) January 19, 1989, recorded in such Registry on January 31, 1989, in Book 15338 at Page 46, and (iv) December 11, 1992, recorded in such Registry on , 1989, in Book at Page , and being at least two-thirds (2/3rds) of the Trustees of LibertX, do hereby adopt the following amendment to the Declaration of Trust of LibertX Investors, pursuant to the authority granted in Sections 4.01(b) and 5.09 of the Plan of Reorganization of LibertX Investors confirmed by the United States Bankruptcy Court for the Southern District of New York on , 1994.

     (1) SECTION 2.1 is hereby replaced in its entirety by the following:

       SECTION 2.1. Definition of Trustees, number of Trustees, definition of Majority of Trustees. The signatories to this Declaration of Trust, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed as trustees in accordance with the provisions hereof and are then in office, are herein referred to as the "Trustees." The number of trustees shall be fixed by, or in the manner provided in, the by-laws [do we need a by-law amendment?], but in no case less than three (3) nor more than seven (7). At least a majority of the Trustees shall be persons who shall not be an officer, director or employee of the Manager or any parent or subsidiary thereof and who shall not individually be the holder of more than one-half per cent (1/2%) of any class of securities of the Manager or any parent or subsidiary thereof, directly or indirectly through the members of the immediate family thereof or corporations or other entities in which such Trustee shall own an equity interest of ten per cent (10%) or more, provided, that upon the death, resignation or removal of any Trustee who shall be a member of such majority, this requirement shall not be applicable for a period of sixty (60) days. A Trustee shall be an individual at least twenty-one (21) years of age who is not under legal disability. No increase or decrease in the number of trustees shall be effected, except in a manner which will not result in any class of trustees containing more than one more trustee than any other class. Whenever a vacancy in the number of trustees shall occur, until such vacancy is filled as provided in Section 2.4, the Trustee or Trustees continuing in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. The term "Majority of the Trustees" whenever used herein shall mean more than one-half of the total number of Trustees then in office when three or more Trustees are then in office, and shall mean one Trustee if only one Trustee is at the time in office, and shall mean both Trustees if only two Trustees are then in office.

     (2)  New SECTION 5.20 shall be added to read in its entirety as follows:

     SECTION 5.20.No nonvoting equity securities of the Trust may be issued; this provision, included in this Declaration of Trust in compliance with Section 1123(a)(6) of the United States Bankruptcy Code, 11 U.S.C. X 1123(a)(6), shall have no force and effect except to the extent required by such Section so long as such Section is in effect and applicable to the Trust.

     (3) Section 5.7 is amended by replacing such section in its entirety with the following:

     SECTION 5.7  Restrictions on Transfer of Beneficial Shares

     (a) In order to preserve the Trust's status as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, or any successor statute (collectively, the "Code"), the following restrictions upon transfer of the Trust's Beneficial Shares shall apply until the Board of Trustees determines otherwise:

             (i) No person other than the Trust shall transfer any beneficial shares of the Trust to any person to the extent that such transfer, if effective, would cause the Ownership Interest Percentage of the transferee or any other person to increase to 5 percent or above, or from 5 percent or above to a greater Ownership Interest Percentage.

            For purposes of this ARTICLE FIFTH, (x) "person" refers to any individual, corporation, estate, trust, association, company, partnership, joint venture, or similar organization; (y) a person's Ownership Interest Percentage shall be the value of its beneficial shares of the Trust owned directly or indirectly (under the constructive ownership rules of Section 544 of the Code) as a percentage of the value of all issued and outstanding Beneficial Shares of the Trust and (z) "transfer" refers to any means of conveying legal or beneficial ownership of beneficial shares of the Trust, whether such means is direct or indirect, voluntary or involuntary, including, without limitation, the transfer of ownership of any entity that directly or indirectly owns beneficial shares of the Trust (a "Higher Tier Entity"), and "transferee" means any person to whom beneficial shares of the Trust are transferred.

          (ii) Any transfer of beneficial shares of the Trust that would otherwise be prohibited pursuant to the preceding subparagraph shall nonetheless be permitted if information relating to a specific proposed transaction is presented to the Board of Trustees and the Board determines
(x) that such transaction will not create an undue risk of disqualifying the Trust as a REIT, or (y) that the benefits of such transaction to the Trust outweigh the detriment, if any, of such transfer. Nothing in this subparagraph shall be construed to limit or restrict the Board of Trustees in the exercise of its fiduciary duties under applicable law.

     (b) Unless approval of the Board of Trustees is obtained as provided in subparagraph (a)(ii) of this ARTICLE FIFTH, any attempted transfer of beneficial shares of the Trust in excess of the shares that could be transferred to the transferee without restriction under subparagraph (a)(i) of this ARTICLE FIFTH shall not be effective to transfer ownership of such excess shares (the "Prohibited Shares") to the purported acquiror thereof (the "Purported Acquiror"), who shall not be entitled to any rights as a shareholder of the Trust with respect to the Prohibited Shares (including, without limitation, the right to vote or to receive dividends with respect thereto). Subject to the Trust's election to apply subparagraph (b)(1) below, all rights with respect to the Prohibited Shares shall remain the property of the person who initially purported to transfer the Prohibited Shares to the Purported Acquiror (the "Initial Transferor"). The Purported Acquiror, by acquiring ownership of beneficial shares of the Trust that are not Prohibited Shares, shall be deemed to have consented to all the provisions of this ARTICLE FIFTH and to have agreed to act as provided in the following subparagraph (b)(i) if the Trust so demands. For the purposes of subparagraphs (b)(i) and (b)(ii) below, the term "Purported Acquiror" includes an owner of Prohibited Shares with respect to which the attempted transfer is an attempted transfer by means of the transfer of ownership of a Higher Tier Entity (as that term is defined in Section 5(a)(i)(z)).

        (i) Upon demand by the Trust, the Purported Acquiror shall transfer any certificate or other evidence of ownership of the Prohibited Shares within the Purported Acquiror's possession or control, along with any dividends or other distributions paid by the Trust with respect to the Prohibited Shares that were received by the Purported Acquiror (the "Prohibited Distributions"), to an agent designated by the Trust (the "Agent"). If the Purported Acquiror has sold the Prohibited Shares to an unrelated party in an arm's-length transaction after purportedly acquiring them, the Purported Acquiror shall be deemed to have sold the Prohibited Shares as agent for the Initial Transferor, and in lieu of transferring the Prohibited Shares and Prohibited Distributions to the Agent shall transfer to the Agent the Prohibited Distributions and the proceeds of such sale (the "Resale Proceeds") except to the extent that the Agent grants written permission to the Purported Acquiror to retain a portion of the Resale Proceeds not exceeding the amount that would have been payable by the Agent to the Purported Acquiror pursuant to the following subparagraph (b)(ii) if the Prohibited Shares had been sold by the Agent rather than by the Purported Acquiror. Any purported transfer of the Prohibited Shares by the Purported Acquiror other than a transfer described in one of the two preceding sentences shall not be effective to transfer any ownership of the Prohibited Shares.

        (ii) The Agent shall sell in an arm's-length transaction through the facilities of a national securities exchange or an over-the-counter market, if possible) any Prohibited Shares transferred to the Agent by the Purported Acquiror, and the proceeds of such sale (the "Sales Proceeds"), or the Resale Proceeds, if applicable, shall be allocated to the Purported Acquiror up to the following amount: (x) where applicable, the purported purchase price paid or value of consideration surrendered by the Purported Acquiror for the Prohibited Shares, and (y) where the purported transfer of the Prohibited Shares to the Purported Acquiror was by gift, inheritance, or any similar purported transfer, the fair market value of the Prohibited Shares at the time of such purported transfer. Subject to the succeeding provisions of this subparagraph, any Resale Proceeds or Sales Proceeds in excess of the amount allocable to the Purported Acquiror pursuant to the preceding sentence, together with any Prohibited Distributions, shall be the property of the Initial Transferor. If the identity of the Initial Transferor cannot be determined by the Agent through inquiry made to the Purported Acquiror, the Agent shall public appropriate notice (in The Wall Street Journal, if possible) for seven consecutive business days in an attempt to identify the Initial Transferor in order to transmit any Resale Proceeds or Sales Proceeds or Prohibited Distributions due to the Initial Transferor pursuant to this subparagraph. The Agent may also take, but is not required to take, other reasonable actions to attempt to identify the Initial Transferor. If after 90 days following the final publication of such notice the Initial Transferor has not been identified, any amounts due to the Initial Transferor pursuant to this subparagraph may be paid over to a court or governmental agency, if applicable law permits, or otherwise shall be transferred to an entity designated by the Trust that is described in Section 501(c)(3) of the Code. In no event shall any such amounts due to the Initial Transferor inure to the benefit of the Trust or the Agent, but such amounts may be used to cover expenses (including but not limited to the expenses of publication) incurred by the Agent in attempting to identify the Initial Transferor.

     (c) Upon a determination by the Board of Trustees that there has been or is threatened a purported transfer of Prohibited Shares to a Purported Acquiror, the Board of Trustees may take such action in addition to any action permitted by this ARTICLE FIFTH as it deems advisable to give effect to the provisions of this ARTICLE FIFTH, including, without limitation, refusing to give effect on the books of this Trust to such purported transfer or instituting proceedings to enjoin such purported transfer.

     (d) The Trust may require as a condition to the registration of the transfer of any beneficial shares that the proposed transferee furnish to the Trust all information reasonably requested by the Trust with respect to all the proposed transferee's direct or indirect ownership interests in beneficial shares of the Trust.

     (e) With such exceptions as the Board of Trustees shall, in its sold discretion, permit, (i) each Beneficial Share of the Trust shall be combined with a share of Common Stock of Liquidating Corp., a Delaware corporation, organized under the laws of Delaware pursuant to a Certificate of Incorporation dated __________, 1994, to form a unit, certificates representing the Beneficial Shares of the Trust being printed on the reverse side of certificates representing such Common Stock, and (ii) no person may transfer or trade shares of the Corporation's Common Stock except as a unit, as defined above, with the Reorganized Debtor's Beneficial Shares. For the purpose of this subsection, a "persona" refers to any individual, corporation, estate trust, association, company, partnership, joint venture, or similar organization.

     (f) All certificates evidencing ownership of beneficial shares of this Trust that are subject to the restrictions on transfer contained in this ARTICLE FIFTH shall bear a conspicuous legend referencing the restrictions set forth in this ARTICLE FIFTH.

     (g) Nothing contained in this ARTICLE FIFTH shall limit the authority of the Board of Trustees to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Trust and the interests of the holders of its securities in preserving the Trust's REIT status. Without limiting the generality of the foregoing, in the event of a change in law marking one or more of the following actions necessary or desirable, the Board of Trustees may modify the Ownership Interest Percentage in the Trust specified in the first sentence of subparagraph
(a)(i), or (ii) modify the definitions of any terms set forth in this ARTICLE FIFTH.

     (h) The Board of Trustees shall have the power to resolve (1) any ambiguity in the terms of this ARTICLE FIFTH and (2) based on the facts known to it and making a "worst-case" assumption about the facts not known to it, any uncertainty as to the application of this ARTICLE FIFTH in a particular factual situation.

     (i) Nothing contained in this ARTICLE FIFTH shall require the Board of Trustees to preserve the Trust's status as a REIT.

     In WITNESS WHEREOF, the undersigned have this day signed these presents.


                                                           SCHEDULE 1.01.A
                                                               TO THE
                                                       PLAN OF REORGANIZATION

                                                        ON FILE WITH LIBERTE

                                                          1420 Viceroy Drive
                                                         Dallas, Texas 75235
                                                            (214) 879-5800


                                                           SCHEDULE 1.01.B
                                                               TO THE
                                                       PLAN OF REORGANIZATION

                                                        ON FILE WITH LIBERTE

                                                          1420 Viceroy Drive
                                                         Dallas, Texas 75235
                                                            (214) 879-5800


                                                           SCHEDULE 6.01.A
                                                               TO THE
                                                       PLAN OF REORGANIZATION
                                                           SCHEDULE 6.01 A

                    LIBERTE INVESTORS EXECUTORY CONTRACTS


   Employment Agreement dated January 31, 1993 between Liberte Investors and Mr. Ted Enloe.

   Employment Agreement dated July 17, 1992, and as revised on October 18, 1993, between Liberte Investors and Ms. Kindall Dube.

   Management Agreement dated July 1, 1992, as amended, between Liberte Investors, Lomas Management, Inc. and Lomas Financial Corporation, as extended pursuant to an Extension of Management Agreement dated July 1, 1993, between Liberte Investors, Lomas Management, Inc. and Lomas Financial Corporation.

   Proceeds Agreement dated May 1, 1990 between Liberte Investors, Lomas Financial Corporation, L & N Consultants, Inc., Lomas Mortgage USA, Inc., Naples Canta Mar, Ltd. and Lomas Management, Inc.


                                                           SCHEDULE 6.01.B
                                                               TO THE
                                                       PLAN OF REORGANIZATION
                                                           SCHEDULE 6.01.B


                     LIQUIDATING CORP. EXECUTORY CONTRACTS


                                    None


                                                           SCHEDULE 6.01.C
                                                               TO THE
                                                       PLAN OF REORGANIZATION
                                                           SCHEDULE 6.01.C


                         NEWCO EXECUTORY CONTRACTS


                                  None